Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series
                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                              Management Discussion
In sharp contrast to the stellar returns of 1995, the bond market had a tough year in 1996 as fears of an overheating economy made many fixed income investors nervous. Over the course of the year, the yield of the 30-year Treasury rose from its low of 5.95% at the beginning of the year to a high in early July of 7.20%, ending in mid range at 6.64%. With shorter maturities holding up best, the broad domestic bond market indices provided disappointing total returns of roughly 2% to 4%. Against this backdrop, the Standish Fixed Income Fund provided a good relative return of 5.48% versus 3.61% and 2.91% for the Lehman Brothers Aggregate and Government/Corporate Indices, respectively.

1996 started off on a weak note. The first and second quarters for the U.S. Treasury market were very difficult as investors reacted to economic reports that suggested a rapidly expanding economy. Consumer confidence, auto and housing sales, new orders and the much anticipated employment reports all contributed to the sell-off. The second half of the year was much better as fears of a runaway economy subsided, inflation statistics continued to show very little to worry about, and the election preserved the status quo. Above all, the Federal Reserve did not raise the discount rate. The overseas bond markets were much more investor friendly as weakening economies and increasing unemployment across Europe and Japan led to solid returns all year.

The fund's positive relative return was the result of a number of strategies that worked well throughout the year. Most importantly, the fund's allocation to nondollar bonds was maintained for the entire year and contributed significantly to outperformance. The strategy of focusing on the higher yielding countries proved especially beneficial as the political commitment to European Monetary Union (EMU) resulted in a convergence of yield spreads to Germany. Our proclivity to hedge currencies also added to performance as the dollar appreciated.

An overweighting in corporate bonds and solid security selection particularly among medium grade issuers also added to results. The mortgage sector performed well during the first half of the year and finished well despite a rallying market. We started to trim our mortgage allocation as the year ended in favor of U.S.
Treasuries and corporate bonds.

Since May 3, 1996 -- the date of conversion -- the assets of the Standish Fixed Income Fund have been invested in a "Portfolio" having substantially the same investment objective, policies and restrictions as the corresponding fund. The fund in which you are invested is now considered a "Spoke," sharing in the activities of the Portfolio proportionately according to its relative size.

As always, we thank you for your continued confidence as shareholders and hope that this information is helpful to you in reviewing your overall investment strategies.


Caleb F. Aldrich

                     Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series

     Comparison of Change in Value of $100,000 Investment in Standish Fixed
                                  Income Fund,
               Lehman Gov't/Corp Index and Lehman Aggregate Index


The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Fixed Income Fund compared with the Lehman Gov't/Corp Index and Lehman Aggregate Index for the period March 30, 1987 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund


                       Statement of Assets and Liabilities
                                December 31, 1996

Assets:
     Investment in Standish  Fixed Income Portfolio (Portfolio) at value (Note 1A)                        $    2,616,111,481
     Receivable for Fund shares sold                                                                              11,189,329
     Other assets                                                                                                     65,572
                                                                                                            -----------------
        Total assets                                                                                           2,627,366,382

Liabilities
     Distribution payable                                                             $     17,828,221
     Payable for Fund shares redeemed                                                        5,885,122
     Accrued expenses and other liabilities                                                     24,770
                                                                                        ---------------
        Total liabilities                                                                                         23,738,113
                                                                                                            -----------------

Net Assets                                                                                                $    2,603,628,269
                                                                                                            =================

Net Assets consist of:
     Paid-in capital                                                                                      $    2,567,721,565
     Undistributed net investment income (loss)                                                                    5,299,151
     Accumulated net realized gain (loss)                                                                         (1,219,259)
     Net unrealized appreciation (depreciation)                                                                   31,826,812
                                                                                                            =================
        Total                                                                                             $    2,603,628,269
                                                                                                            =================

Shares of beneficial interest outstanding                                                                        126,807,250
                                                                                                            =================

Net asset value, offering price and redemption price per share                                            $           20.53
                                                                                                            =================
     (Net assets / shares outstanding)


                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund

                             Statement of Operations
                      For the Year Ended December 31, 1996

Investment Income (Note 1B):
     Interest income                                                                                        $     57,577,069
     Dividend income (net of withholding tax expense of $8,394)                                                      669,192
     Interest income allocated from Portfolio                                                                    118,492,713
     Dividend income allocated from Portfolio                                                                      3,449,029
     Expenses allocated from Portfolio                                                                            (5,959,995)
                                                                                                              ---------------
        Total income                                                                                             174,228,008

     Expenses -
        Investment Advisory Fee (Note 3)                                               $       2,493,743
        Trustee fees                                                                              50,635
        Accounting, custody, and transfer agent fees                                             231,955
        Legal and audit fees                                                                     204,942
        Insurance                                                                                 20,524
        Miscellaneous                                                                             90,402
                                                                                         ----------------
            Total expenses                                                                                         3,092,201
                                                                                                              ---------------
               Net investment income (loss)                                                                      171,135,807
                                                                                                              ---------------

Realized and Unrealized Gain (Loss):

     Net realized gain (loss) from:
               Investment security transactions                                               13,818,375
               Financial futures                                                                 (77,350)
               Written option transactions                                                     1,799,333
               Foreign currency and forward foreign currency contracts                         3,872,910
     Net realized gain (loss) from Portfolio on:
               Investment security transactions                                               (2,396,986)
               Financial futures                                                                 459,448
               Written option transactions                                                     5,492,345
               Foreign currency and forward foreign currency contracts                        (1,683,196)
                                                                                         ----------------

     Net realized gain (loss)                                                                                     21,284,879

     Change in unrealized appreciation (depreciation) of investments from:
            Investment security transactions                                                (145,526,933)
            Financial futures                                                                     14,559
            Written option transactions                                                          560,849
            Foreign currency and forward foreign currency contracts                              648,048
            From Portfolio                                                                    87,004,141
                                                                                         ----------------
     Net change in unrealized appreciation (depreciation)                                                        (57,299,336)
            Net realized and unrealized gain (loss)                                                              (36,014,457)
                                                                                                              ---------------
            Net increase (decrease) in net assets resulting from operations                                 $    135,121,350
                                                                                                              ===============


                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund

                       Statements of Changes in Net Assets


                                                                                       Year Ended               Year Ended
                                                                                 December 31, 1996          December 31, 1995
                                                                               ----------------------     -----------------------
Increase (Decrease) in Net Assets:
From operations
     Net investment income                                                   $           171,135,807    $            145,836,911
     Net realized gain (loss)                                                             21,284,879                  23,525,323
     Change in net unrealized appreciation (depreciation)                                (57,299,336)                166,624,878
                                                                               ----------------------
                                                                                                          -----------------------
        Net increase (decrease) in net assets from operations                $           135,121,350    $            335,987,112
                                                                               ----------------------     -----------------------

Distributions to shareholders
     From net investment income                                              $          (176,422,831)   $           (142,241,343)
                                                                               ----------------------     -----------------------

Fund share (principal) transactions, (Note 6)
     Net proceeds from sale of shares                                        $           425,224,438    $            569,023,301
     Net asset value of shares issued to shareholders
        in payment of distributions declared                                             130,822,616                 100,609,209
     Cost of shares redeemed                                                            (178,224,191)               (239,204,674)
                                                                               ----------------------
                                                                                                          -----------------------
Increase (decrease) in net assets from Fund share transactions               $           377,822,863    $            430,427,836
                                                                               ----------------------
                                                                                                          -----------------------

        Net increase (decrease) in net assets                                $           336,521,382    $            624,173,605

Net Assets:
     At beginning of period                                                            2,267,106,887               1,642,933,282
                                                                               ----------------------
                                                                                                          -----------------------

     At end of period (including undistributed net investment income of      $         2,603,628,269    $          2,267,106,887
                                                                               ======================     =======================
     $5,299,151 and $3,798,973 at December 31, 1996 and 1995, respectively)

                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund

                              Financial Highlights



                                                                                             Year Ended December 31,
                                                        ------------------------------------------------------------------
                                                           1996 (3)            1995             1994              1993
                                                        -------------     -------------     ------------     -------------

Net asset value - Beginning of period               $           20.92 $           18.91 $          21.25 $           20.55
                                                        -------------     -------------     ------------     -------------

Income from investment operations:
     Net investment income                                      $1.46             $1.35            $1.25             $1.50
     Net realized and unrealized gain
        (loss) on investments                                   (0.37)             2.08            (2.29)             1.45

                                                        -------------     -------------     ------------     -------------
Total from investment operations                                $1.09             $3.43           ($1.04)            $2.95
                                                        -------------     -------------     ------------     -------------

Less distributions to shareholders:
     From net investment income                                ($1.48)           ($1.42)          ($1.10)           ($1.51)
     In excess of net investment income                    -                 -                 -                     (0.04)
     From net realized gains on investments                -                 -                     (0.04)            (0.70)
     From paid-in capital                                  -                 -                     (0.16)       -
                                                        ------------     -------------     ------------     -------------
        Total distributions declared to shareholders           ($1.48)           ($1.42)          ($1.30)           ($2.25)
                                                                        -------------     ------------     -------------
                                                        -------------

     Net asset value - end of period                $           20.53 $           20.92 $          18.91 $           21.25
                                                        =============     =============     ============     =============

Total Return                                                     5.48%            18.54%           -4.86%            14.64%

Ratios (to average daily net assets)/Supplemental Data:
     Expenses (1)                                                0.38%             0.38%            0.38%             0.40%
     Net investment income                                       7.13%             7.80%            7.25%             7.07%

     Portfolio Turnover (2)                                       49%              132%             122%              150%


Net assets, end of year (000 omitted)               $      2,603,628    $    2,267,107    $   1,642,933    $    1,307,099


*    Audited by other auditors
(1)  Includes the Fund's share of Standish Fixed Income Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.
(2)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.  The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3)  Calculated based on average shares outstanding.



                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund

                              Financial Highlights
                                  (continued)


                                                             Year Ended December 31,
                                                           ---------------------------
                                                              1992 *           1991
                                                           -----------     -----------

Net asset value - Beginning of period                  $         20.96 $         19.56
                                                           -----------     -----------

Income from investment operations:
     Net investment income                                       $1.59           $1.68
     Net realized and unrealized gain
        (loss) on investments                                    (0.18)           1.66

                                                           -----------     -----------
Total from investment operations                                 $1.41           $3.34
                                                           -----------     -----------

Less distributions to shareholders:
     From net investment income                                 ($1.52)         ($1.49)
     In excess of net investment income                      -
     From net realized gains on investments                      (0.30)          (0.45)
     From paid-in capital                                    -
                                                          -----------     -----------
        Total distributions declared to shareholders            ($1.82)         ($1.94)
                                                         -----------     -----------


     Net asset value - end of period                   $         20.55 $         20.96
                                                           ===========     ===========

Total Return                                                      6.88%          17.65%

Ratios (to average daily net assets)/Supplemental Data:
     Expenses (1)                                                 0.41%           0.46%
     Net investment income                                        7.61%           8.28%

     Portfolio Turnover (2)                                       217%            176%


Net assets, end of year (000 omitted)                    $    919,909    $    631,457


*    Audited by other auditors
(1)  Includes the Fund's share of Standish Fixed Income Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.
(2)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.  The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3)  Calculated based on average shares outstanding.



                           Notes to Financial Statements

(1)       Significant Accounting Policies:
         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.
          On May 3, 1996, the Fund contributed substantially all of its investable assets to the Standish Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, in exchange for an interest in the Portfolio. The Fund invests all of its investable assets in the interests in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         The Fund records its investments in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B...Securities transactions and income--
         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C...Federal taxes-
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     D...Other-
         All net investment income and realized and unrealized gains and losses of each Portfolio are allocated pro rata among its respective investors in the Portfolio.

(2)       Distributions to Shareholders
         Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction by capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(3)       Investment Advisory Fee:

         Prior to May 3, 1996 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Standish, Ayer & Wood, Inc. (SA&W) as its investment adviser. The investment advisory fee paid to SA&W for overall investment advisory and administrative services, and general office facilities, was paid monthly at the annual rate of 0.40% of the Fund's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000. SA&W has voluntarily agreed to limit total annual operating expenses of the Fund and Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.38% of the Fund's average daily net assets. Currently, the Fund pays no compensation directly to SA&W for such services now performed for the Portfolio, but indirectly bears its pro rata share of the compensation paid by the Portfolio to SA&W for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Fund pays no compensation directly to its trustees who are affiliated with the SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)       Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments from January 1, 1996 through May 3, 1996, other than short-term obligations, were as follows:

                                       Purchases              Sales


U.S. Government Securities              $827,067,931         $716,353,411
                                   ==================   ==================

Non-U.S. government securities          $416,284,103         $379,043,531
                                   ==================   ==================




(5)       Investment Transactions:

         Increases and  decreases in the Fund's  investment in the Portfolio for
         the  period  from  May  3,  1996  to  December   31,  1996   aggregated
         $2,562,639,030 and $151,384,941, respectively.


(6)       Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                               Period Ended December 31, 1996

                                                                                 1996                 1995
                                                                           ------------------  -------------------

Shares sold                                                                       20,679,081           28,240,659
Shares issued in payment of distributions declared                                 6,418,558            4,933,561
Shares reacquired                                                                 (8,638,095)         (11,707,017)
                                                                           ==================  ===================
       Net increase (decrease)                                                    18,459,544           21,467,203
                                                                           ==================  ===================




(7).....Financial Instruments:

         Prior to the Fund's contribution of investable assets to the Portfolio on May 3, 1996, the following instruments were used for hedging purposes and were used to enhance potential gain in circumstances where hedging was not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund traded the following financial instruments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund used options to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to enhance returns. Options, both held and written by the Fund are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the period January 1, 1996 through May 3, 1996 is as follows:

                         Written Put Option Transactions
--------------------------------------------------------------------------------
                                             Number
                                          of Contracts           Premiums
                                        ------------------   ------------------

Outstanding, beginning of period                        5              $41,775
      Options written                                  14            1,458,659
      Options exercised                                (3)            (229,294)
      Options expired                                  (6)            (346,698)
      Options closed                                   (1)             (37,976)
                                        ------------------   ------------------
Outstanding, prior to conversion                        9              886,446
      Options contributed to Portfolio                 (9)            (886,446)
                                        ------------------   ------------------
Outstanding, end of period                              0                   $0
                                        ==================   ==================


                        Written Call Option Transactions
--------------------------------------------------------------------------------
                                           Number
                                        of Contracts           Premiums
                                      ------------------   ------------------

Outstanding, beginning of period                      4             $824,687
      Options written                                17            1,687,282
      Options exercised                               0                    0
      Options expired                                (6)          (1,066,295)
      Options closed                                 (4)            (546,547)
                                      ------------------   ------------------
Outstanding, prior to conversion                     11              899,127
      Options contributed to Portfolio              (11)            (899,127)
                                      ------------------   ------------------
Outstanding, end of period                            0                   $0
                                      ==================   ==================

                   Written Cross Currency Option Transactions
--------------------------------------------------------------------------------
                                           Number
                                        of Contracts           Premiums
                                      ------------------   ------------------

Outstanding, beginning of period                      3             $327,525
      Options written                                 4              222,641
      Options exercised                               0                    0
      Options expired                                 0                    0
      Options closed                                 (2)             (91,982)
                                      ------------------   ------------------
Outstanding, prior to conversion                      5              458,184
      Options contributed to Portfolio               (5)            (458,184)
                                      ------------------   ------------------
Outstanding, end of period                            0                   $0
                                      ==================   ==================

 .........Forward currency exchange contracts--

         Prior to May 3, 1996, the Fund could enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts were used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements.

 .........Futures contracts--
         Prior to May 3, 1996, the Fund could enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund was required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments were made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. The Fund entered into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies.

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Fixed Income Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund (the "Fund"), as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Fixed Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                         Standish Fixed Income Portfolio
                            Portfolio of Investments
                                December 31, 1996

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

BONDS and NOTES - 95.7%

Asset Backed - 2.4%
--------------------------------------------------------------------
Advanta Home Equity Trust Loan 1991-1A                         9.00%   2/25/2006                      1,911,107            1,974,935
AFC Home Equity Loan Trust 1993-2                              6.00    1/20/2013                        118,022              115,403
Contimortgage Home Equity 1994-5 A2                            9.07    10/15/2009                    12,185,686           12,355,143
Contimortgage Home Equity 1995 IA                              8.60    2/15/2010                      5,421,347            5,475,560
Old Stone Credit Corp. Home Equity Trust 1992-3 A2             6.30    9/25/2007                        514,344              510,487
Old Stone Credit Corp. Home Equity Trust 1992-4 Cl A           6.55    11/25/2007                       111,947              111,649
The Money Store Home Equity 1992-B                             6.90    7/15/2007                        588,015              588,015
The Money Store Home Equity 1994-DA4                           8.75    9/15/2020                      3,250,000            3,392,188
The Money Store Home Equity 1996-B A5                          7.18    2/15/2015                     18,638,000           18,859,326
UCFC Home Equity Loan Trust 1994 BA-6                          7.10    3/10/2023                      1,670,922            1,682,409
UCFC Home Equity Loan Trust 1994-D A4                          8.78    2/10/2016                     16,562,000           17,198,602
                                                                                                                   -----------------
                                                                                                                          62,263,717
                                                                                                                   -----------------

Collateralized Mortgage Obligations - 0.2%
--------------------------------------------------------------
FNMA P/O Trust 108                                             0.00    3/01/2020                      1,597,535            1,257,450
Merrill Lynch Investment Trust 1995-C2                         7.94    6/15/2021                      2,784,813            2,640,351
Midstate Trust II A3                                           9.35    4/01/1998                        450,000              459,844
Veterans Affairs 1992-1 Cl D                                   7.75    12/15/2014                        50,000               50,875
                                                                                                                   -----------------
                                                                                                                           4,408,520
                                                                                                                   -----------------

Corporate - 31.3%
--------------------------------------------------------------

Basic Industry - 1.4%
--------------------------------------------------------------
AK Steel Holding Corp.                                        10.75    4/01/2004                     17,575,000           19,112,813
Brascan Ltd.                                                   7.38    10/01/2002                     9,475,000            9,493,287
Domtar Inc.                                                    9.50    8/01/2016                      6,550,000            7,164,063
                                                                                                                   -----------------
                                                                                                                          35,770,163
                                                                                                                   -----------------
Capital Goods - 1.2%
--------------------------------------------------------------
American Standard Sr Notes                                    10.88    5/15/1999                     15,350,000           16,251,813
Conseco Finance Trust                                          8.70    11/15/2026                     8,450,000            8,548,612
Washington Reit Notes                                          7.25    8/13/2006                      6,225,000            6,207,321
                                                                                                                   -----------------
                                                                                                                          31,007,746
                                                                                                                   -----------------
Consumer Cyclical - 1.7%
--------------------------------------------------------------
General Motors Acceptance Corp.                                6.50    4/25/2000                      5,075,000            5,079,669
General Motors Acceptance Corp.                                6.70    4/30/2001                     40,535,000           40,648,093
                                                                                                                   -----------------
                                                                                                                          45,727,762
                                                                                                                   -----------------

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Consumer Stable - 0.8%
--------------------------------------------------------------
ADT Operations                                                 8.25%   8/01/2000                      8,360,000            8,686,960
Southland Corp.                                                4.50    6/15/2004                      8,175,000            6,294,750
Southland Corp.                                                5.00    12/15/2003                     6,500,000            5,305,625
                                                                                                                   -----------------
                                                                                                                          20,287,335
                                                                                                                   -----------------
Energy - 0.4%
--------------------------------------------------------------
Clark Oil                                                     10.50    12/01/2001                     9,325,000            9,698,000
                                                                                                                   -----------------

Financial - 17.7%
--------------------------------------------------------------
Aames Financial Corp.                                          9.13    11/01/2003                    10,175,000           10,327,625
Advanta Corp.                                                  7.00    5/01/2001                      5,850,000            5,862,402
Anchor Bancorp                                                 8.94    7/09/2003                      7,325,000            7,508,125
Bank America Corp. Capital Securities 144A                     7.70    12/31/2026                    11,400,000           11,088,438
Bank United Corp.                                              8.05    5/15/1998                     10,000,000            9,810,000
Bankboston Capital Trust 144A                                  8.25    12/15/2026                    13,425,000           13,662,623
Barnett Banks Capital Securities 144A                          8.06    12/01/2026                     9,350,000            9,443,968
Bayview Capital 144A                                           8.42    6/01/1999                     11,000,000           11,206,250
Capital One Bank Co.                                           5.95    2/15/2001                     10,000,000            9,658,400
Capital One Bank Co.                                           6.39    6/29/1998                        250,000              250,035
Capital One Bank Co.                                           6.84    6/13/2000                      8,675,000            8,684,716
Capital One Bank Co.                                           6.88    4/24/2000                      2,550,000            2,556,452
Capital One Bank Co.                                           7.00    4/30/2001                      5,000,000            5,016,100
Capital One Bank Co.                                           7.35    6/20/2000                      6,250,000            6,346,125
Chartwell Re Holdings                                         10.25    3/01/2004                      3,058,000            3,260,593
Coast Federal Bank                                            13.00    12/31/2002                     5,000,000            5,537,500
Commercial Federal                                             7.95    12/01/2006                     2,250,000            2,247,188
Contifinacial Corp.                                            8.38    8/15/2003                     10,225,000           10,469,889
Corestates Capital CFL 144A                                    8.00    12/15/2026                     6,975,000            6,958,888
Enterprise Corp.                                               7.00    6/15/2000                      8,225,000            8,324,523
Equitable Life                                                 6.95    12/01/2005                    10,475,000           10,275,766
First Chicago Corp Notes 144A                                  7.75    12/01/2026                    11,825,000           11,703,676
First Nationwide                                               9.13    1/15/2003                      5,500,000            5,589,375
First Nationwide                                              12.25    5/15/2001                     13,200,000           14,850,000
First Nationwide Escrow 144A                                  10.63    10/01/2003                    18,000,000           19,350,000
First USA Bank                                                 5.75    1/15/1999                        200,000              197,320
First USA Bank                                                 5.85    2/22/2001                        250,000              240,073
First USA Bank                                                 7.00    8/20/2001                      4,650,000            4,691,897
Goldman Sachs Inc. 144A                                        6.20    12/15/2000                    16,725,000           16,500,902
Goldman Sachs Inc. 144A                                        6.38    6/15/2000                     11,850,000           11,774,397
Goldman Sachs Inc. Group L P 144A                              6.20    2/15/2001                     15,000,000           14,759,487
Hartford National Bank Corp.                                   9.85    6/01/1999                        300,000              321,405

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Financial - (continued)
--------------------------------------------------------------
Irsa Parcks Cvt 144A                                           4.50%   8/02/2003                      1,050,000            1,039,500
ISP Holdings Inc. 144A                                         9.00    10/15/2003                     8,825,000            8,913,250
Liberty Mutual Insurance Co. 144A                              7.88    10/15/2026                    11,300,000           11,339,437
Liberty Mutual Insurance Co. Inc. 144A                         8.50    5/15/2025                      2,000,000            2,139,440
Meditrust                                                      7.82    9/10/2026                      5,000,000            5,180,850
Merrill Lynch & Co                                             6.00    3/01/2001                      9,705,000            9,484,017
Merrill Lynch & Co                                             6.50    4/01/2001                      6,775,000            6,757,046
Merrill Lynch & Co                                             6.70    8/01/2000                        500,000              503,450
Midtlantic Bank                                                9.88    12/01/1999                        75,000               81,549
Morgan Stanley Group Inc.                                      6.70    5/01/2001                     11,825,000           11,840,964
Reliance Group Holdings Corp.                                  9.00    11/15/2000                    17,375,000           17,809,361
Riggs National Corp.                                           9.65    6/15/2009                        125,000              143,625
Salomon Brothers Inc.                                          6.29    4/05/1999                      4,300,000            4,235,500
Salomon Brothers Inc.                                          6.63    11/30/2000                    13,625,000           13,545,021
Salomon Brothers Inc.                                          6.82    7/26/1999                      8,625,000            8,681,925
Salomon Brothers Inc.                                          7.00    5/15/1999                      2,275,000            2,292,973
Salomon Brothers Inc.                                          7.13    8/01/1999                      1,950,000            1,971,879
Salomon Brothers Inc.                                          7.25    5/01/2001                      9,190,000            9,276,937
Salomon Brothers Inc.                                          7.75    5/15/2000                      6,640,000            6,818,151
Signet Bank                                                    9.63    6/01/1999                      3,250,000            3,466,613
Smith Barney Holdings                                          6.63    6/01/2000                        300,000              300,711
TIG Holdings Inc.                                              8.13    4/15/2005                         50,000               52,520
Transamerica Capital 144A                                      7.80    12/01/2026                    17,975,000           17,435,750
Travelers Capital II                                           7.75    12/01/2036                    11,355,000           10,948,605
UCFC Home Equity Loan Trust 1996 BA-1                          7.70    1/15/2004                      7,500,000            7,488,825
Union Planters Corp 144A                                       8.20    12/15/2026                     8,200,000            8,046,824
United Companies Financial                                     7.00    7/15/1998                      5,050,000            5,067,827
United Companies Financial                                     9.35    11/01/1999                    11,175,000           11,885,395
USF&G Corp.                                                    7.00    5/15/1998                         50,000               50,439
World Financial Properties 144A                                6.91    9/01/2013                     16,862,285           16,617,255
                                                                                                                   -----------------
                                                                                                                         461,889,777
                                                                                                                   -----------------
Health Care - 1.2%
--------------------------------------------------------------
Healthsouth Rehabilitation                                     9.50    4/01/2001                     14,975,000           15,836,063
Highwoods Properties REIT Notes                                6.75    12/01/2003                    14,950,000           14,666,997
R P Scherer Corp.                                              6.75    2/01/2004                         50,000               48,141
                                                                                                                   -----------------
                                                                                                                          30,551,201
                                                                                                                   -----------------
Real Estate - 1.9%
--------------------------------------------------------------
Avalon Property REIT                                           7.38    9/15/2002                        175,000              177,847
Duke Realty REIT Investments                                   7.38    9/22/2005                        150,000              149,547
Healthcare Properties REIT                                     6.50    2/15/2006                      7,875,000            7,474,320
Merry Land Co. REIT                                            7.25    10/01/2002                       150,000              152,006
Shopping Center Associates                                     6.75    1/15/2004                     10,000,000            9,738,900

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Real Estate - (continued)
--------------------------------------------------------------
Spieker Properties                                             6.65%   12/15/2000                       225,000              223,405
Spieker Properties                                             6.90    1/15/2004                     10,000,000            9,737,800
Sun Communities                                                7.38    5/01/2001                      5,425,000            5,466,393
Taubman Realty Group                                           8.00    6/15/1999                     10,025,000           10,241,139
United Dominion Realty Trust                                   7.95    7/12/2006                      5,850,000            6,091,020
Wellsford Residential Property                                 7.75    8/15/2005                        300,000              307,710
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          49,760,087
                                                                                                                  ------------------
Services - 4.7%
--------------------------------------------------------------
Century Communications                                         9.50    8/15/2000                      2,700,000            2,774,250
Comcast Corp.                                                 10.63    7/15/2012                      8,950,000            9,744,313
Erac Usa Finance                                               7.88    3/15/1998                     16,775,000           17,098,370
Hertz Corp.                                                    7.00    4/15/2001                         35,000               35,448
News America Holdings Corp.                                    7.70    10/30/2025                     5,075,000            4,804,198
News America Holdings Corp.                                    8.88    4/26/2023                      2,400,000            2,564,184
News America Holdings Corp.                                    9.50    7/15/2024                      4,250,000            4,860,130
Time Warner Inc.                                               6.85    1/15/2026                      6,000,000            5,850,180
Time Warner Inc.                                               9.13    1/15/2013                     32,880,000           35,811,252
Viacom Inc.                                                    6.75    1/15/2003                      7,200,000            6,891,552
Viacom Inc.                                                    7.63    1/15/2016                      5,525,000            4,991,285
Viacom Inc.                                                    7.75    6/01/2005                     31,055,000           30,578,927
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                         126,004,089
                                                                                                                  ------------------
Technology - 0.3%
--------------------------------------------------------------
Jones Intercable                                               9.63    3/15/2002                      7,950,000            8,347,500
                                                                                                                  ------------------

TOTAL Corporate                                                                                                          819,043,660
                                                                                                                  ------------------

Australia - 0.2%                                                                                  Australian
--------------------------------------------------------------
Government                                                                                          Dollar
--------------------------------------------------------------                                  ----------------
New South Wales Treasury                                       0.00    9/03/2010                     10,730,000            3,025,989
South Australia Government Finance                             0.00    12/21/2015                     4,700,000              877,415
Treasury Corp. of Victoria                                     0.00    8/31/2011                      5,500,000            1,419,990
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           5,323,394
                                                                                                                  ------------------
Canada - 0.0%                                                                                      Canadian
--------------------------------------------------------------
Government                                                                                          Dollar
--------------------------------------------------------------                                  ----------------
Govt. of Canada                                                7.75    9/01/1999                      1,200,000              941,190
                                                                                                                  ------------------


                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Denmark - 0.5%                                                                                      Danish
--------------------------------------------------------------
Government                                                                                          Krone
--------------------------------------------------------------                                  ----------------
Kingdom of Denmark                                             8.00%   11/15/2001                     9,700,000            1,826,952
                                                                                                                  ------------------

Other
--------------------------------------------------------------
Denmark Nykredit                                               7.00    10/01/2026                    53,472,000            8,509,158
Denmark Nykredit                                               8.00    10/01/2026                    12,626,000            2,157,091
Denmark Realkredit                                             7.00    10/01/2026                     3,116,000              495,858
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          11,162,107
                                                                                                                  ------------------

TOTAL Denmark                                                                                                             12,989,059
                                                                                                                  ------------------

Finland - 0.2%                                                                                     Finnish
--------------------------------------------------------------
Government                                                                                          Markka
--------------------------------------------------------------                                  ----------------
Govt. of Finland                                               7.25    4/18/2006                     18,000,000            4,191,236
                                                                                                                  ------------------

Germany - 0.8%                                                                                      German
--------------------------------------------------------------
Government                                                                                       Deutschmark
--------------------------------------------------------------                                  ----------------
Baden Nurttemberg                                              6.20    11/22/2013                     3,000,000            2,017,644
Deutschland Republic                                           6.00    1/05/2006                      1,170,000              770,051
Die Bundrep Deutschland Dm1000                                 8.25    9/20/2001                      7,100,000            5,271,191
Federal Republic of Germany                                    5.88    5/15/2000                      2,255,000            1,537,586
Federal Republic of Germany                                    6.25    1/04/2024                      1,000,000              614,411
Federal Republic of Germany                                    6.88    5/12/2005                      2,000,000            1,395,910
Federal Republic of Germany                                    8.00    7/22/2002                        920,000              681,953
Federal Republic of Germany                                    8.38    5/21/2001                      5,600,000            4,159,740
Federal Republic of Germany                                    9.00    10/20/2000                     4,450,000            3,343,061
Province of Buenos Aires                                      10.00    3/05/2001                      2,000,000            1,389,159
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          21,180,706
                                                                                                                  ------------------
Other
--------------------------------------------------------------
LKB Global                                                     6.00    1/25/2006                      1,150,000              748,079
                                                                                                                  ------------------

TOTAL Germany                                                                                                             21,928,785
                                                                                                                  ------------------

Ireland - 0.4%                                                                                      Irish
--------------------------------------------------------------
Government                                                                                           Punt
--------------------------------------------------------------                                  ----------------
Irish Gilts                                                    6.25    4/01/1999                        640,000            1,089,801
Irish Gilts                                                    6.50    10/18/2001                     2,810,000            4,837,254
Irish Gilts                                                    8.00    10/18/2000                     2,520,000            4,551,417
Irish Gilts                                                    9.25    7/11/2003                        415,000              814,899
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          11,293,371
                                                                                                                  ------------------

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Italy - 1.1%                                                                                       Italian
--------------------------------------------------------------
Government                                                                                           Lira
--------------------------------------------------------------                                  ----------------
Govt. of Italy                                                 8.50%   1/01/1999                  7,275,000,000            4,983,782
Govt. of Italy                                                 9.50    5/01/2001                  3,640,000,000            2,649,364
Govt. of Italy                                                10.50    11/01/2000                 7,000,000,000            5,196,774
Govt. of Italy                                                10.50    11/01/2000                 3,010,000,000            2,234,613
Govt. of Italy                                                12.00    9/01/2001                  9,200,000,000            7,272,179
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          22,336,712
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Bank Nederlandse                                              10.50    6/18/2003                  1,300,000,000              997,465
Govt. of Italy                                                12.00    9/01/2001                  2,400,000,000            1,897,090
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           2,894,555
                                                                                                                  ------------------

TOTAL Italy                                                                                                               25,231,267
                                                                                                                  ------------------

Japan - 0.5%                                                                                       Japanese
--------------------------------------------------------------
Government                                                                                           Yen
--------------------------------------------------------------                                  ----------------
Govt. of Finland                                               6.00    1/29/2002                    250,000,000            2,573,129
Govt. of Italy                                                 5.13    7/29/2003                    280,000,000            2,805,184
Kingdom of Spain                                               5.75    3/23/2002                    205,000,000            2,092,349
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           7,470,662
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Interamer Development Bank                                     6.00    10/30/2001                   145,000,000            1,488,007
KFW International Finance                                      6.00    11/29/1999                   301,000,000            2,949,479
Kingdom of Belgium                                             5.00    12/17/1999                   220,000,000            2,102,721
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           6,540,207
                                                                                                                  ------------------

TOTAL Japan                                                                                                               14,010,869
                                                                                                                  ------------------

New Zealand - 0.4%                                                                               New Zealand
--------------------------------------------------------------
Government                                                                                          Dollar
--------------------------------------------------------------                                  ----------------
Government Property Services                                   7.25    3/15/1999                      4,850,000            3,383,411
Housing New Zealand                                            8.00    11/15/2006                     2,500,000            1,771,364
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           5,154,775
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Fernz Capital                                                  9.80    4/15/2002                      3,800,000            2,717,872
Fletcher Challenge                                            10.00    4/30/2005                      1,500,000            1,129,923
Fletcher Challenge Cvt                                        11.25    12/15/2002                     3,100,000            2,446,853
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           6,294,648
                                                                                                                  ------------------

TOTAL New Zealand                                                                                                         11,449,423
                                                                                                                  ------------------


                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Norway - 0.4%                                                                                     Norwegian
--------------------------------------------------------------
Government                                                                                          Krona
--------------------------------------------------------------                                  ----------------
Govt. of Norway                                                7.00%   5/31/2001                     34,000,000            5,701,177
Govt. of Norway                                                9.50    10/31/2002                     8,000,000            1,499,043
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           7,200,220
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Union Bank of Norway                                          12.75    10/26/2002                    12,500,000            2,052,759
Vital Forsikring                                               7.85    9/22/2003                      8,100,000            1,338,134
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           3,390,893
                                                                                                                  ------------------
                                                                                                                   -----------------

TOTAL Norway                                                                                                              10,591,113
                                                                                                                  ------------------

Spain - 0.8%                                                                                       Spanish
--------------------------------------------------------------
Government                                                                                          Peseta
--------------------------------------------------------------                                  ----------------
Castilla Junta                                                 8.30    11/29/2001                    85,000,000              706,099
Junta de Andalucia                                            11.10    12/02/2005                   690,000,000            6,697,168
Kingdom of Spain                                              10.10    2/28/2001                    650,000,000            5,754,213
Kingdom of Spain                                              10.30    6/15/2002                    520,600,000            4,754,106
Kingdom of Spain                                              12.25    3/25/2000                    421,000,000            3,840,997
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          21,752,583
                                                                                                                  ------------------
Sweden - 0.4%                                                                                      Swedish
--------------------------------------------------------------
Government                                                                                          Krone
--------------------------------------------------------------                                  ----------------
Kingdom of Sweden                                             13.00    6/15/2001                     33,500,000            6,307,526
Kingdom of Sweden #1036                                       10.25    5/05/2000                     24,100,000            4,066,569
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          10,374,095
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Fulmar Mortgage Sec #1                                         7.65    11/01/2000                     2,357,280              344,869
                                                                                                                  -
                                                                                                                   -----------------

TOTAL Sweden                                                                                                              10,718,964
                                                                                                                  ------------------
                                                                                                   British
United Kingdom - 1.0%                                                                               Pound
--------------------------------------------------------------
Government                                                                                         Sterling
--------------------------------------------------------------                                  ----------------
UK Gilt Treasury                                               6.00    8/10/1999                        612,000            1,024,497
UK Gilt Treasury                                               9.00    3/03/2000                      1,000,000            1,800,810
UK Treasury                                                    6.75    11/26/2004                     1,790,000            2,942,858
UK Treasury                                                    7.50    12/07/2006                     1,530,000            2,616,904
UK Treasury                                                    8.00    12/07/2000                       600,000            1,055,769
UK Treasury                                                    8.50    12/07/2005                     2,000,000            3,646,560
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          13,087,398
                                                                                                                  ------------------

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Other
--------------------------------------------------------------
Alliance And Leicester Bldg Soc.                               8.75%   12/07/2006                     1,700,000            2,968,608
Birmingham Midshires Bldg Soc.                                 9.13    1/05/2006                      1,000,000            1,764,965
Mepc Plc                                                      12.00    6/30/2006                      1,280,000            2,722,765
Northern Rock Building Soc.                                    9.38    10/17/2021                     1,100,000            1,962,294
Smithkline Beecham Corp.                                       8.13    11/25/1998                     1,500,000            2,603,310
Woolwich Building Society                                     11.63    12/18/2001                       600,000            1,171,971
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          13,193,913
                                                                                                                  ------------------

TOTAL United Kingdom                                                                                                      26,281,311
                                                                                                                  ------------------

Yankee Bonds - 5.0%
--------------------------------------------------------------
Cominco Ltd.                                                   6.88    2/15/2006                     16,950,000           16,180,640
Doman Industries Limited                                       8.75    3/15/2004                     12,300,000           11,485,125
Falconbridge Case Limited                                      7.35    11/01/2006                    22,050,000           22,276,454
Fletcher Challenge                                             7.75    6/20/2006                     11,150,000           11,587,972
Govt. of Argentina                                             6.63    3/31/2005                      5,292,000            4,604,040
Malette Inc.                                                  12.25    7/15/2004                      7,050,000            7,525,875
Methanex Corp.                                                 7.40    8/15/2002                      4,500,000            4,590,000
Methanex Corp.                                                 7.75    8/15/2005                     23,685,000           24,336,338
Novacor Chemical                                               6.50    9/22/2000                        525,000              520,569
St Georges Bank 144A                                           7.15    10/15/2005                    19,200,000           19,169,664
Tembec Finance Corp.                                           9.88    9/30/2005                      9,400,000            8,883,000
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                         131,159,677
                                                                                                                  ------------------

U.S. Government Agency - 31.3%
--------------------------------------------------------------

Pass Thru Securities - 31.3%
--------------------------------------------------------------
CSFB 1995-A 144A                                               7.54    11/15/2005                    11,150,000           11,076,828
FDIC Remic Trust 1994-C1 2C                                    8.45    9/25/2025                        250,000              260,625
FHLMC                                                          5.25    3/06/1997                      4,425,000            4,371,439
FHLMC                                                          5.50    1/15/1997                     21,600,000           21,537,300
FHLMC                                                          5.52    1/22/1997                     10,000,000            9,960,133
FHLMC                                                          6.50    3/01/2026 - 5/01/2026         36,032,385           34,482,327
FHLMC                                                          7.50    6/01/2026 - 9/01/2026        128,217,772          128,371,733
FNMA                                                           5.53    1/17/1997                      5,000,000            4,983,871
FNMA                                                           6.50    12/01/2025 - 5/01/2026        80,229,107           76,577,846
FNMA                                                           7.00    11/01/2023 - 7/01/2026       276,089,336          270,351,449
GNMA                                                           7.00    4/15/2022 - 1/15/2025         93,412,339           91,779,374
GNMA                                                           7.50    12/15/2021 - 5/15/2023        14,827,737           14,900,252
GNMA                                                           9.00    4/15/2016 - 8/15/2026         96,831,245          103,427,228
Lehman Brothers Commercial Conduit Mortgage Trust 1995-C2      7.05    9/25/2025                      1,930,000            1,882,353
Resolution Trust Corp. 1994 C2 E                               8.00    4/25/2025                      5,329,746            5,298,101

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Pass Thru Securities - (continued)
--------------------------------------------------------------
Resolution Trust Corp. 1994-1 Cl M2                            7.75%   9/25/2029                      3,657,522            3,679,239
Resolution Trust Corp. 1994-C2 D AL 1                          8.00    4/25/2025                      4,736,749            4,830,004
Resolution Trust Corp. 1995 Cl E                               6.90    2/25/2027                     13,246,240           11,271,722
Resolution Trust Corp. 1995-2B1                                7.45    9/15/2025                      2,197,978            2,195,231
Resolution Trust Corp. P-T Ser 1992-M4 A1                      8.00    8/25/2023                      1,997,141            2,010,871
Structured Asset Security Corp. 1994-C1 D                      6.87    8/25/2026                     10,000,000            9,640,625
Structured Asset Security Corp. 1996-Cfl C                     6.53    2/25/2028                      6,700,000            6,545,063
                                                                                                                  ------------------
TOTAL U.S. Government Agency                                                                                             819,433,614
                                                                                                                  ------------------

U.S. Treasury Obligations - 18.8%
--------------------------------------------------------------

Treasury Bonds - 6.4%
--------------------------------------------------------------
U.S. Treasury Bond                                             6.50    8/15/2005                     14,975,000           15,070,990
U.S. Treasury Bond                                             7.63    2/15/2025                     11,075,000           12,301,889
U.S. Treasury Bond                                             7.88    2/15/2021                      3,345,000            3,780,887
U.S. Treasury Bond                                             8.13    8/15/2019                    118,845,000          137,470,388
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                         168,624,154
                                                                                                                  ------------------
Treasury Notes - 12.4%
--------------------------------------------------------------
U.S. Treasury Note                                             5.63    11/30/2000                     7,165,000            7,035,099
U.S. Treasury Note                                             5.75    10/31/2000                     8,645,000            8,530,194
U.S. Treasury Note                                             6.25    4/30/2001                     40,975,000           41,064,735
U.S. Treasury Note                                             6.38    1/15/2000                      5,795,000            5,845,706
U.S. Treasury Note                                             6.38    3/31/2001                     24,825,000           24,991,824
U.S. Treasury Note                                             6.63    6/30/2001                     77,975,000           79,229,618
U.S. Treasury Note                                             6.88    3/31/2000                     23,425,000           23,952,063
U.S. Treasury Note                                             7.13    2/29/2000                     39,275,000           40,434,791
U.S. Treasury Note                                             6.13    7/31/2000                     67,600,000           67,600,000
U.S. Treasury Note (Strip)                                     0.00    11/15/1999                     3,605,000            3,040,349
U.S. Treasury Note (Strip)                                     0.00    8/15/2008                     44,095,000           20,618,822
U.S. Treasury Note (Strip)                                     0.00    8/15/2015                      4,965,000            1,404,003
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                         323,747,204
                                                                                                                  ------------------
TOTAL U.S. Treasury Obligations                                                                                          492,371,358
                                                                                                                  ------------------

TOTAL BONDS and NOTES (Cost $2,476,654,211)                                                                            2,505,383,111
                                                                                                                  ------------------

Preferred Stock - 2.4%
--------------------------------------------------------------
Australia & New Zealand Bank                                                                            358,000            9,710,750
Bank United of Texas                                                                                    148,380            3,950,618
Capita Preferred Trust                                                                                  449,200           11,623,050
Credit Lyon Capital 144A                                                                                244,250            5,831,469
First Nationwide Bank                                                                                     8,400              963,900
Fresenius Medical Care*                                                                                   2,500            2,543,750

                                                                                                     Par                 Value
Security                                                                                          Value (1)            (Note 1A)
---------------------------------------------------------------------                     ---------------------  -------------------

Preferred Stock - (continued)
--------------------------------------------------------------
Newscorp Overseas Ltd. Ser B                                                                            232,000            5,307,000
Public Service of New Hampshire                                                                          73,220            1,845,144
Riggs National Corp.                                                                                     58,075            1,662,397
Time Warner Inc. 10.25% Ser M                                                                            17,158           18,359,256
                                                                                                                  ------------------
TOTAL Preferred Stock (Cost $59,889,391)                                                                                  61,797,334
                                                                                                                  ------------------
                                                                                                  Principal
                                                                                                  Amount of
--------------------------------------------------------------
Deliver/Receive, Exercise Price, Expiration                                                       Contracts
--------------------------------------------------------------                                  ----------------
BGB 7% Put/ Str 106.29, 4/24/97                                                                     112,000,000               36,736
BTPS 9.50% Put/ Str 108.47, 4/30/97                                                               5,700,000,000               17,100
BTPS 9.5% Put/ Str 107.44, 10/08/97                                                               6,200,000,000                    0
CAN 7% Call, Str 105.71, 1/16/97                                                                      5,000,000               31,365
CHF Put/AUD Call, Str .9725, 9/10/97                                                                  2,400,000              141,492
CHF Put/GBP Call, Str 2.26, 9/25/97                                                                   5,700,000              115,277
CHF Put/USD Call, Str 1.30, 1/31/97                                                                   3,800,000              112,860
DBR 6.25% Call, Str 101.92, 10/20/97                                                                  6,300,000               70,894
DBR 6.25% Call, Str 102.33, 5/9/97                                                                    7,200,000               57,485
DBR 6.25% Call, Str 94.13, 2/6/97                                                                     5,700,000               44,774
DBR 6.25% Call, Str 96.00, 2/28/97                                                                    6,700,000               27,832
DEM 8.375% Call, Str 114.62, 1/09/97                                                                  7,440,000                4,829
DEM Put/ITL Call, Str 40.0000, 09/08/97                                                               5,900,000              129,452
DEM Put/USD Call, Str 1.5020, 09/05/97                                                                4,800,000              144,000
DEM Put/USD Call, Str 1.550, 4/22/97                                                                  3,700,000               46,990
DGB 8% Call, Str 108.84, 3/17/97                                                                     20,900,000               47,192
FRF 6.5% Put/ Str 103.65, 4/16/97                                                                    21,000,000               41,265
FRF Put/USD Call, Str 5.265, 3/20/97                                                                  3,900,000               29,250
FRF Put/USD Call, Str 5.3000, 12/01/97                                                                3,900,000               53,040
ITL 9.5% Call, Str 109.68, 3/6/97                                                                 4,500,000,000               36,000
ITL 9.5% Put/ Str 102.07, 1/10/97                                                                 5,065,000,000                    0
JGB 6.4% Call, Str 120.603, 2/5/97                                                                1,000,000,000                3,000
JPY 4.8% Call, Str 115.912, 2/03/97                                                                 950,000,000                9,500
JPY Put/AUD Call, Str 86.0000, 9/10/97                                                              200,000,000               94,800
JPY Put/ITL Call, Str 14.5000, 09/08/97                                                             400,000,000              235,200
JPY Put/USD Call, Str 120.00, 1/05/98                                                                 3,900,000               50,310
SPGB 8.40% Call, Str 107.910, 2/19/97                                                               450,000,000               51,750
SPGB 8.40% Put/ Str 105.65, 4/30/97                                                                 470,000,000                7,050
UKT 7.5% Call, Str 99.0625, 2/14/97                                                                   2,200,000               51,788
USD Put/MXP Call, Str 9.12, 9/30/97                                                                   1,600,000               67,520
                                                                                                                  -
                                                                                                                   -----------------
Total Purchased Options (Premium Paid $1,617,827)                                                                          1,758,751
                                                                                                                  ------------------


                                                                                                     Par                 Value
Security                                                                                          Value (1)            (Note 1A)
---------------------------------------------------------------------                     ---------------------  -------------------

Repurchase Agreement - 0.4%
--------------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $10,888,941 (Collateralized by
FNMA FNAR with a rate of 7.832% and a maturity date of
8/01/25 with a market value of $11,103,192. (Cost $10,885,482)                                       10,885,482           10,885,482
                                                                                                                  ------------------

TOTAL INVESTMENTS  (Cost $2,549,046,911) - 98.6%                                                                       2,579,824,678
                                                                                                  Principal
                                                                                                  Amount of
--------------------------------------------------------------
Deliver/Receive, Exercise Price, Expiration                                                       Contracts
--------------------------------------------------------------                                  ----------------
AUD Put/CHF Call, Str .9060, 9/10/97                                                                  2,400,000          (10,030)
AUD Put/JPY Call, Str 79.0000, 9/10/97                                                              200,000,000          (12,200)
DBR 6.25% Call, Str 101.92, 4/18/97                                                                   6,300,000          (65,029)
DBR 6.25% Put/ Str 101.60, 4/16/97                                                                    6,200,000          (39,444)
DBR 6.25% Put/ Str 101.650, 4/24/97                                                                   5,400,000          (36,455)
DBR 8.25% Put/ Str 112.420, 2/19/97                                                                   5,400,000           (5,962)
DBR 8.25% Put/ Str 113.57, 4/30/97                                                                    5,580,000          (47,452)
DBR 8.25% Put/ Str 113.58, 4/30/97                                                                    5,700,000          (57,725)
DEM 6.25% Put/ Str 101.95, 1/08/97                                                                    6,200,000             (806)
DGB 8% Call, Str 111.84, 3/17/97                                                                     20,900,000          (12,415)
DGB 8% Put/ Str 105.84, 3/17/97                                                                      20,900,000           (9,572)
GBP Put/CHF Call, Str 1.835, 9/25/97                                                                  4,800,000           (4,301)
ITL 9.5% Call, Str 111.68, 3/6/97                                                                 4,500,000,000           (9,000)
ITL 9.5% Put/ Str 107.68, 3/6/97                                                                  4,500,000,000           (4,500)
ITL Put/DEM Call, Str 80.0000, 09/08/97                                                               5,900,000          (11,487)
ITL Put/JPY Call, Str 15.1000, 09/08/97                                                             400,000,000          (26,000)
JPY Put/USD Call, Str 105.00, 1/05/98                                                                 3,900,000          (50,310)
UKT 7.5% Call, Str 102.0625, 2/14/97                                                                  2,200,000          (10,595)
USD Put/CHF Call, Str 1.22, 1/31/97                                                                   3,800,000           (1,900)
USD Put/CHF Call, Str 1.42, 3/20/97                                                                   3,900,000          (11,700)
USD Put/DEM Call, Str 1.3800, 09/05/97                                                                4,800,000          (20,160)
USD Put/DEM Call, Str 1.425, 4/22/97                                                                  3,700,000           (8,880)
                                                                                                                  -
                                                                                                                   -----------------
Total Written Options (Premium Received $1,081,780)                                                                        (455,923)
                                                                                                                  ------------------

Other Assets less Liabilities - 1.4%                                                                                      36,742,834
                                                                                                                  ------------------

NET ASSETS - 100.0%                                                                                                    2,616,111,589
                                                                                                                   =================

144A - Securities exempt from registration under Rule 144A of the
            Securities Act of 1933. These securities may be resold in transactions exempt from registration.

(1) - Denominated in United States currency unless otherwise noted

                     Standish, Ayer & Wood Master Portfolio
                         Standish Fixed Income Portfolio

                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
    Investments, at value (Note 1A) (identified cost, $2,549,046,911)                                    $    2,579,824,678
    Foreign currency, at value (cost, $237,494)                                                                     263,220
    Receivable for investments sold                                                                              19,198,227
    Interest and dividends receivable                                                                            36,872,639
    Unrealized appreciation on forward foreign currency exchange contracts (Note 5)                               3,529,710
    Deferred organizational costs (Note 1F)                                                                          85,593
                                                                                                           -----------------
       Total assets                                                                                      $    2,639,774,067

Liabilities:
    Payable for investments purchased                                                 $    19,979,132
    Payable for daily variation margin on open
       financial futures contracts (Note 5)                                                    36,718
    Written options outstanding, at value (premiums received, $1,081,781) (Note 5)            455,923
    Unrealized depreciation on forward foreign currency exchange contracts (Note 5)         2,915,337
    Accrued trustee fees                                                                        5,824
    Payable to Investment Adviser (Note 1F)                                                   100,920
    Accrued expenses and other liabilities                                                    168,624
                                                                                        --------------
       Total liabilities                                                                                         23,662,478
                                                                                                           -----------------

Net Assets (applicable to investors' beneficial interest)                                                $    2,616,111,589
                                                                                                           =================



                     Standish, Ayer & Wood Master Portfolio
                         Standish Fixed Income Portfolio

                             Statement of Operations
             For the period May 3, 1996 (commencement of operations)
                                December 31, 1996

Investment Income:
        Interest Income                                                                                  $     118,492,713
        Dividend income                                                                                          3,449,029
                                                                                                           ----------------
            Total income                                                                                       121,941,742

     Expenses
        Investment advisory fee (Note 2)                                              $     5,121,756
        Trustees fees                                                                          52,250
        Accounting, custody and transfer agent fees                                           513,352
        Legal and audit services                                                              181,791
        Insurance expense                                                                      67,074
        Amortization of organization expense (Note 1F)                                         10,067
        Miscellaneous                                                                          13,705
                                                                                        --------------
            Total expenses                                                                                       5,959,995
                                                                                                           ----------------

               Net investment income (loss)                                                                    115,981,747
                                                                                                           ----------------

Realized and Unrealized Gain (Loss)
     Net realized gain(loss):
            Investment security transactions                                               (2,396,988)
            Financial futures                                                                 459,448
            Written options                                                                 5,492,345
            Foreign currency and forward foreign
               currency exchange contracts                                                 (1,683,196)
                                                                                        --------------
     Net realized gain (loss)                                                                                    1,871,609

     Change in unrealized appreciation (depreciation):
            Investment securities                                                          87,702,505
            Financial futures                                                                  (9,849)
            Written options                                                                   152,462
            Foreign currency transactions and forward foreign
               currency contracts                                                            (840,977)
                                                                                        --------------
     Change in net unrealized appreciation (depreciation)                                                       87,004,141
                                                                                                           ----------------

            Net realized and unrealized gain (loss)                                                             88,875,750
                                                                                                           ----------------

               Net increase (decrease) in net assets from operations                                     $     204,857,497
                                                                                                           ================



                     Standish, Ayer & Wood Master Portfolio
                         Standish Fixed Income Portfolio

                       Statement of Changes in Net Assets
             For the period May 3, 1996 (commencement of operations)
                                December 31, 1996


Increase (Decrease) in Net Assets

     From operations
        Net investment income (loss)                                                                      $      115,981,747
        Net realized gain (loss)                                                                                   1,871,609
        Change in net unrealized appreciation (depreciation)                                                      87,004,141
                                                                                                            -----------------
            Net increase (decrease) in net assets from operations                                                204,857,497
                                                                                                            -----------------


     Capital transactions
        Assets contributed by Standish Fixed Income Fund at commencement
            (including unrealized loss of $55,177,329)                                                         2,294,116,139
        Contributions                                                                                            268,522,894
        Withdrawals                                                                                             (151,384,941)
                                                                                                            -----------------
         Increase in net assets resulting from capital transactions                                            2,411,254,092
                                                                                                            -----------------

            Total increase (decrease) in net assets                                                            2,616,111,589

Net Assets
     At beginning of period                                                                                        -
                                                                                                            -----------------

     At end of period                                                                                     $    2,616,111,589
                                                                                                            =================

                     Standish, Ayer & Wood Master Portfolio
                        Standish Fixed Income Portfolio

                               Supplementary Data
            For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996







Ratios (to average daily net assets):
     Expenses                                              0.37%  *
     Net investment income                                 7.14%  *


Portfolio Turnover                                         69%

     *  Annualized

         Notes to Financial Statements

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B.   Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C.   Securities transactions and income--
         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     D.   Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E.   Foreign currency transactions--
         Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     F.   Deferred Organizational Expenses--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April 2001. These costs were paid for by the investment adviser and will be reimbursed by the Portfolio.

(2)       Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000. The Portfolio pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio from the investment adviser. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)       Purchases and Sales of Investments:

         Purchases   and  proceeds   from  sales  of   investments,   short-term
obligations, were as follows:

                                        Purchases                 Sales


U.S. Government Securities       $     1,149,839,373    $      1,107,554,471
                                   ==================     ===================

Non-U.S. government securities   $       710,165,569    $        510,341,415
                                   ==================     ===================




(4)       Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                                              $2,550,487,586


Gross unrealized appreciation                                  $48,492,562
Gross unrealized depreciation                                  (19,155,471)
                                                         ==================
      Net unrealized appreciation (depreciation)               $29,337,091
                                                         ==================




(5)       Financial Instruments

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks, and objectives of these instruments are set forth more fully in the Funds' Prospectus and Statement of Additional Information. The Portfolio trades the following financial instruments with off-balance sheet risk:

           Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option purchased by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the period May 3, 1996 through December 31, 1996 is as follows:

                                       Written Put Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------    -------------------

Outstanding, beginning of period                                               0            $         0
      Contributed by Standish Fixed Income Fund                                9                   886,446
      Options written                                                          35                 3,426,954
      Options exercised                                                        0                      0
      Options expired                                                         (18)               (3,317,837)
      Options closed                                                          (17)                (786,441)
                                                                       -------------------    -------------------

Outstanding, end of period                                                     9            $      209,122
                                                                       ===================    ===================

                                        Written Call Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------    -------------------

Outstanding, beginning of period                                               0            $         0
      Contributed by Standish Fixed Income Fund                                11                  899,127
      Options written                                                          17                  957,654
      Options exercised                                                       (5)                 (366,812)
      Options expired                                                          8                  (620,798)
      Options closed                                                           7                  (469,532)
                                                                       -------------------    -------------------

Outstanding, end of period                                                     8            $      399,639
                                                                       ===================    ===================

                                   Written Cross Currency Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------    -------------------

Outstanding, beginning of period                                               0            $         0
      Contributed by Standish Fixed Income Fund                                5                   458,184
      Options written                                                          12                  666,145
      Options exercised                                                        0                      0
      Options expired                                                         (2)                  (28,387)
      Options closed                                                          (10)                (622,922)
                                                                       -------------------    -------------------

Outstanding, end of period                                                     5            $      473,020
                                                                       ===================    ===================



           Forward currency exchange contracts--
         The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. At December 31, 1996, the Portfolio held the following forward foreign currency and cross currency exchange contracts:

Forward Foreign Currency Contracts
                                                                           U.S. $               U.S. $            U.S. $
                                                       Contract           Aggregate             Market          Unrealized
Contracts to Receive                                  Value Date         Face Amount            Value           Gain/(Loss)
------------------------------------                ---------------  --------------------  -----------------   --------------

Australian Dollar                                   02/06/97-02/10/97          2,501,837          2,452,899          (48,938)
Canadian Dollar                                        02/10/97                1,099,480          1,074,899          (24,581)
German Deutche Mark                                    08/01/97                6,768,265          6,609,443         (158,822)
Danish Krone                                        01/10/97-08/04/97          5,261,840          5,275,871           14,031
Finnish Markka                                         01/08/97                  799,475            782,904          (16,571)
Greek Drachma                                          08/01/97                    2,129              2,137                8
Irish Punt                                             01/17/97                1,635,871          1,695,858           59,987
Italian Lira                                        01/02/97-08/01/97          6,151,580          6,201,368           49,788
Japanese Yen                                           02/24/97                4,008,443          3,826,123         (182,320)
Norwegian Krone                                        01/13/97                  874,650            890,165           15,515
                                                                     --------------------  -----------------
                                                                     ====================  =================   ==============
                                                                             $29,103,570        $28,811,669        ($291,903)
                                                                     ====================  =================   ==============

                                                                           U.S. $               U.S. $            U.S. $
                                                       Contract           Aggregate             Market          Unrealized
Contracts to Deliver                                  Value Date         Face Amount            Value           Gain/(Loss)
------------------------------------                ---------------  --------------------  -----------------   --------------

Australian Dollar                                   02/06/97-02/10/97          7,746,835          7,792,626          (45,791)
Canadian Dollar                                     02/10/97-02/28/97          2,123,472          2,102,078           21,394
German Deutche Mark                                 01/09/97-08/01/97         23,612,580         23,474,215          138,365
Danish Krone                                        01/10/97-08/04/97         18,050,544         17,838,326          212,218
Spanish Peseta                                      01/29/97-06/20/97         21,846,426         21,542,405          304,022
Finnish Markka                                      05/19/97-06/03/97          4,797,274          4,764,208          (33,066)
British Pound Sterling                              01/21/97-03/27/97         24,454,601         25,494,163       (1,039,562)
Greek Drachma                                          08/01/97                3,323,273          3,406,979          (83,706)
Irish Punt                                          01/17/97-02/24/97         12,507,341         12,979,367         (472,026)
Italian Lira                                        01/02/97-08/01/97         32,787,646         33,058,136         (270,490)
Japanese Yen                                        02/05/97-03/13/97         20,034,449         18,483,348        1,551,101
Norwegian Krone                                     01/13/97-07/21/97         11,494,896         11,446,334           48,562
New Zealand Dollar                                  01/13/97-02/18/97         11,347,684         11,425,010          (77,326)
Swedish Krona                                       01/08/97-06/05/97         11,677,065         11,479,388          197,677
                                                                     --------------------  -----------------   --------------
                                                                            $205,804,086       $205,286,583         $517,505
                                                                     --------------------  -----------------   --------------
                                                                     ====================  =================   ==============

Forward Foreign Currency Contracts
                                                        U.S. $                                  U.S. $            U.S. $
                                       Contract         Market            Contracts             Market          Unrealized
Contracts to Deliver                     Date           Value            to Receive             Value           Gain/(Loss)
------------------------------------  -----------   ---------------  --------------------  -----------------   --------------

Swiss Franc                            07/21/97          3,021,890   Norwegian Krone              3,394,395          372,505
Swiss Franc                            08/04/97          2,747,379   Danish Krone                 2,981,552          234,173
German Deutsche Mark                   08/01/97          3,263,328   Greek Drachma                3,404,842          141,514
German Deutsche Mark                   08/01/97          1,680,746   Italian Lira                 1,753,313           72,567
Danish Krone                           08/04/97          3,010,970   Swiss Franc                  2,747,379         (263,591)
Finnish Markka                         01/08/97            782,904   Swedish Krona                  825,634           42,730
French Franc                           08/27/97          3,372,578   Czech Koruna                 3,393,065           20,487
Norwegian Krone                        07/21/97          3,253,504   Swiss Franc                  3,021,890         (231,614)
                                                    ---------------                        =================   --------------
                                                       $21,133,299                              $21,522,070         $388,771
                                                    ---------------                        =================   --------------
                                                    ===============                                            ==============

           Futures contracts--
         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. At December 31, 1996, the Portfolio held the following futures contracts:

                                                                Expiration      Underlying Face        Unrealized
                   Contract                        Position        Date          Amount at Value       Gain/(Loss)
------------------------------------------------   ----------  --------------   -------------------   --------------

U.S. Treasury Note 10 year (47 contracts)            Long                 03/31/97      $5,128,875         ($32,781)




         At December 31, 1996, the Portfolio had segregated sufficient cash and or securities to cover margin requirements on open futures contracts.

 .........Interest rate swap contracts--
         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. The Portfolio expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. At December 31, 1996, there were no open interest rate swap contracts.

                           Independent Auditors' Report

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Fixed Income Portfolio: We have audited the accompanying statement of assets and liabilities of Standish Fixed Income Portfolio, including the portfolio of investments, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Fixed Income Portfolio as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                               Management Discussion

Small capitalization stocks finished 1996 with a short, recovery rally, and small cap stocks enjoyed a successful year on an absolute basis. The Standish Small Capitalization Equity Fund net asset value (NAV) at December 31, 1996 was $ 52.96. Total return for the Fund was 17.36%, while the Russell 2000 Index of Smaller Companies increased 16.53%.

The most notable characteristics of the small cap equity market in 1996 were: 1) small caps underperformed large cap stocks significantly, a third consecutive year of underperformance; 2) the cap effect was very dramatic within the small cap sector, with smaller caps underperforming large small caps; 3) the year saw a surge in issuance of new stock by small companies, offset by strong mutual fund inflows for much of the year, although overwhelming investors' capacity toward the end of the year; 4) sector strength was led by energy and financial stocks, with health care very weak and technology strengthening only late in the year; and 5) earnings momentum and earnings quality for small cap stocks were both weak compared to large cap stocks.

The Standish Small Capitalization Equity Fund is aggressively oriented toward small high growth companies. In selecting companies in which to invest, the emphasis is on strong financial and business positioning, moderate earnings valuations, and high, sustainable earnings growth. This approach leads to above average weightings in the high growth sectors of the economy, which include healthcare, technology, and business services. In 1996 the healthcare sector posted very weak returns, while business services and technology returns were similar to the Russell 2000. Energy and finance, the two strongest performing sectors in 1996, as well as capital goods, afford few high growth investment opportunities; these sectors were underweighted in the fund. Finally, the fund suffered from being in the low end of capitalization within small caps. We are pleased that despite these impediments, the fund's return was in excess of its benchmark for the year.

During the year the fund was always fully invested, which occasionally involved the use of Russell 2000 or S&P Midcap Futures. Investment in foreign securities (including American Depository Receipts) did not approach 5% of the fund assets at any point in 1996, and it is not expected that such investments, which are limited to 15% of assets, will be used more broadly in the future.

Since May 3, 1996 -- the date of conversion -- the assets of the Standish Small Capitalization Equity Fund have been invested in a "Portfolio," having substantially the same investment objective, policies and restrictions as the corresponding fund. The fund in which you are invested is now considered a "Spoke," sharing in the activities of the Portfolio proportionately according to its relative size.

The  Standish  Small  Capitalization  Equity  Fund  closed to new  investors  on
December 20, 1996, although it remains open to additional investments from existing shareholders. Its discipline had reached over $500 million in assets managed by Standish, Ayer & Wood. The Standish Small Capitalization Fund II opened on December 20, 1996. This fund will be buying stocks in the $400 million to $1 billion market capitalization range.

Management continues to be committed to investing in high quality, high growth companies with superb business positions, proven managements, and moderate price earnings ratios. While the target market cap range of $250 million to $350 million has not been a lead area for market returns in the past two years, it is an excellent area to find companies early in the power growth part of their lifecycle, and we remain enthusiastic about investing in that part of the market. We will continue to use this approach to guide the investments made by the fund in the future. We sincerely appreciate your continued support and interest in the Standish Small Capitalization Equity Fund.





Nicholas S. Battelle

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

             Comparison of Change in Value of $100,000 Investment in
  Standish Small Capitalization Equity Fund, the S&P 500 Index, and the Russell
                                   2000 Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Small Capitalization Equity Fund compared with the S&P 500 Index and the Russell 2000 Index for the period September 1, 1990 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund


                       Statement of Assets and Liabilities
                                December 31, 1996

Assets:
     Investment in Standish Small Capitalization Equity Portfolio (Portfolio), at value (Note 1A)        $    246,652,321
     Receivable for Fund shares sold                                                                               43,945
     Other assets                                                                                                   5,407
                                                                                                           ---------------
        Total assets                                                                                          246,701,673

Liabilities:
     Distribution payable                                                            $      2,546,692
     Accrued expenses and other liabilities                                                    24,143
                                                                                       ---------------
        Total liabilities                                                                                       2,570,835
                                                                                                           ---------------

Net Assets                                                                                               $    244,130,838
                                                                                                           ===============

Net Assets consist of:
     Paid-in capital                                                                                     $    207,857,565
     Accumulated net realized gain (loss)                                                                       3,952,719
     Net unrealized appreciation (depreciation)                                                                32,320,554
                                                                                                           ===============
        Total                                                                                            $    244,130,838
                                                                                                           ===============

Shares of beneficial interest outstanding                                                                       4,609,813
                                                                                                           ===============

Net asset value, offering price and redemption price per share                                          $           52.96
                                                                                                           ===============
     (Net assets/Shares outstanding)



                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                             Statement of Operations
                      For the Year Ending December 31, 1996

Investment Income (Note 1B):
    Interest income                                                                                      $       108,348
    Dividend income                                                                                               89,921
    Interest income allocated from Portfolio                                                                     305,276
    Dividend income allocated from Portfolio                                                                     153,520
    Expenses allocated from Portfolio                                                                         (1,112,861)
                                                                                                           --------------
      Total income                                                                                              (455,796)

Expenses:
      Investment advisory fee (Note 3)                                               $        396,796
      Accounting, custody and transfer agent fees                                              76,102
      Trustee fees                                                                              4,679
      Legal and audit services                                                                 29,409
      Registration fees                                                                        11,758
      Miscellaneous                                                                            10,142
                                                                                       ---------------
        Total expenses                                                                        528,886
    Deduct:
      Waiver of investment advisory fee (Note 2)                                              (13,118)
                                                                                       ---------------

        Net expenses                                                                                             515,768
                                                                                                           --------------

           Net investment income (loss)                                                                         (971,564)
                                                                                                           --------------

Realized and Unrealized Gain (Loss):

    Net realized gain (loss) from:
           Investment securities transactions                                              15,760,827
           Financial futures                                                                   87,425
    Net realized gain (loss) from Portfolio on:
           Investment securities transactions                                              20,794,956
           Financial futures                                                                  717,750
                                                                                       ---------------
             Net realized gain (loss)                                                                         37,360,958

    Change in unrealized appreciation (depreciation):
           Investments securities                                                          20,543,632
           Financial futures                                                                   82,425
           From Portfolio                                                                 (23,038,475)
                                                                                       ---------------
             Net change in unrealized appreciation (depreciation)                                             (2,412,418)
                                                                                                           --------------
                                                                                                           --------------
             Net realized and unrealized gain (loss)                                                          34,948,540
                                                                                                           --------------
             Net increase (decrease) in net assets resulting from operations                             $    33,976,976
                                                                                                           ==============

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                       Statements of Changes in Net Assets


                                                                                          Year Ending              Year Ended
                                                                                       December 31, 1996        December 31, 1995
                                                                                     ----------------------   ----------------------
Increase (Decrease) in Net Assets:
From operations
     Net investment loss                                                           $              (971,564) $              (436,289)
     Net realized gain (loss)                                                                   37,360,958               12,833,607
     Change in net unrealized appreciation (depreciation)                                       (2,412,418)              27,572,436
                                                                                     ----------------------
                                                                                                              ----------------------
        Net increase (decrease) in net assets from operations                                   33,976,976               39,969,754
                                                                                     ----------------------   ----------------------

Distributions to shareholders
     From net realized gains on investments                                                    (39,018,707)              (4,170,634)
                                                                                     ----------------------   ----------------------
        Total distributions to shareholders                                                    (39,018,707)              (4,170,634)
                                                                                     ----------------------   ----------------------

Fund share (principal) transactions, (Note 6)
     Net proceeds from sale of shares                                                           63,681,602               56,591,350
     Net asset value of shares issued to shareholders
        in payment of distributions declared                                                    36,043,859                3,924,054
     Cost of shares redeemed                                                                   (31,022,858)             (23,435,868)
                                                                                     ----------------------
                                                                                                              ----------------------
Increase (decrease) in net assets from Fund share transactions                                  68,702,603               37,079,536
                                                                                     ----------------------
                                                                                                              ----------------------

        Net increase (decrease) in net assets                                                   63,660,872               72,878,656

Net Assets:
     At beginning of period                                                                    180,469,966              107,591,310
                                                                                     ----------------------
                                                                                                              ----------------------

     At end of period                                                              $           244,130,838  $           180,469,966
                                                                                     ======================   ======================


                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                              Financial Highlights



                                                                                    Year Ended December 31,
                                                   ---------------------------------------------------------------------------------
                                                            1996              1995            1994            1993           1992*
                                                   -------------     -------------   -------------   -------------  -------------

Net asset value - Beginning of period                     $53.46            $42.15          $48.97          $39.83         $39.99
                                                   -------------     -------------   -------------   -------------  -------------

Income from investment operations:
     Net investment income (loss) **                           -                 -               -           (0.07)         (0.11)
     Net realized and unrealized gain
        (loss) on investments                               9.29             12.57           (1.84)          11.31           4.00
                                                   -------------     -------------   -------------   -------------  -------------
Total from investment operations                            9.29             12.57           (1.84)          11.24           3.89
                                                   -------------     -------------   -------------   -------------  -------------

Less distributions to shareholders:
     From net realized gains on investments                (9.79)            (1.26)          (4.98)          (2.10)         (4.05)
                                                   -------------     -------------   -------------   -------------  -------------
        Total distributions declared to shareholders      ($9.79)           ($1.26)         ($4.98)         ($2.10)        ($4.05)
                                                   -------------     -------------   -------------   -------------  -------------


Net asset value - end of period                           $52.96            $53.46          $42.15          $48.97         $39.83
                                                   =============     =============   =============   =============  =============

Total Return                                               17.36%            29.83%          (3.66%)         28.21%          9.74%

Ratios (to average daily net assets)/Supplemental Data:
     Expenses (1)                                           0.75%             0.75%           0.79%           0.88%          1.04%
     Net investment income (loss)                          (0.44%)           (0.30%)         (0.27%)         (0.18%)        (0.38%)

Portfolio turnover (2)                                        28%              112%            130%            144%           101%
Average broker commission rate (2)                       $0.0450                 -               -               -              -

Net assets, end of year (000 omitted)                   $244,131          $180,470        $107,591         $85,141        $50,950

 *   Audited by other auditors.
 **  For the period from January 1, 1996 to May 3, 1996, the investment adviser did not impose a portion of its advisory fee.  If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

     Net investment income (loss) per share           $         (0.01)
     Ratios (to average daily net assets):
          Expenses (1)                                           0.76%
          Net Investment income (loss)                          (0.45%)

(1)  Includes the Fund's share of Portfolio allocated expenses for the period from May 3, 1996 through December 31, 1996
(2)  Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directly in securities.  The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                           Notes to Financial Statements

(1)       Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund (the "Fund") is a separate diversified investment series of the Trust. On May 3, 1996, the Fund contributed substantially all of its investable assets to the Standish Small Capitalization Equity Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, in exchange for an interest in the Portfolio. The Fund invests all of its investable assets in the interests in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B.   Securities transactions and income--
         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis.

     C.   Federal taxes-
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     D.  Other-
         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all of the investors in the Portfolio.

(2)       Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

(3)       Investment Advisory Fee:

         Prior to May 3, 1996 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Standish, Ayer & Wood, Inc. (SA&W) as its investment adviser. The investment advisory fee paid to SA&W for overall investment advisory and administrative services, and general office facilities, was paid quarterly at the annual rate of 0.60% of the Fund's average daily net assets. SA&W has voluntarily agreed to limit the aggregate annual operating expenses of the Fund and Portfolio (excluding commissions, taxes and extraordinary expenses) to 0.75% of the Fund's average daily net assets for the year ended December 31, 1996. SA&W voluntarily waived $13,118 of its investment advisory fee for the year ended December 31, 1996. Currently, the Fund pays no compensation directly to SA&W for such services now performed for the Portfolio, but indirectly bears its pro rata share of the compensation paid by the Portfolio to SA&W for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Fund pays no compensation directly to its trustees who are affiliated with the SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)       Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments from January 1, 1996 through May 3, 1996, other than short-term obligations, were as follows:
                           Purchases                 Sales

Investments                $83,846,246            $54,111,851
                     ==================     ==================




(5)       Investment Transactions:

         Increases and  decreases in the Fund's  investment in the Portfolio for
         the  period  from  May  3,  1996  to  December   31,  1996   aggregated
         $253,391,982 and $23,335,985, respectively.

(6)       Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows: Effective December 20, 1996, the Fund was closed to new investors.



                                                                                Year Ended              Year Ended
                                                                              December 31, 1996       December 31, 1995
                                                                            ----------------------  ----------------------

    Shares sold                                                                         1,100,618               1,215,183
    Shares issued to shareholders in payment of distributions declared                    562,742                  73,432
    Shares redeemed                                                                      (531,585)               (465,355)
                                                                            ======================  ======================
        Net increase (decrease)                                                         1,131,775                 823,260
                                                                            ======================  ======================

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust:
Standish Small Capitalization Equity Fund (the "Fund"), as of December 31, 1996, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Small Capitalization Equity Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                     Standish Small Capitalization Portfolio
                            Portfolio of Investments
                                December 31, 1996

                                                                                                                      Value
Security                                                                                             Shares         (Note 1A)
-------------------------------------------------------------------------                       --------------- -----------------

Equities - 98.6%
-------------------------------------------------------------------------

Basic Industry - 1.8%
-------------------------------------------------------------------------
Chirex Inc.*                                                                                           162,000  $      1,944,000
OM Group Inc.                                                                                           90,450         2,442,150
                                                                                                                -----------------
                                                                                                                       4,386,150
                                                                                                                -----------------
Capital Goods - 10.1%
-------------------------------------------------------------------------
BE Aerospace Inc.*                                                                                     160,900         4,364,407
Innotech Inc.*                                                                                         174,100         1,349,275
LCC International Inc.*                                                                                234,100         4,330,850
Newpark Resources Inc.*                                                                                 89,600         3,337,600
Nichols Research Corp.*                                                                                136,050         3,469,275
SBS Technologies Inc.*                                                                                  85,800         3,174,600
Superior Services Inc.*                                                                                 93,500         1,905,063
Triumph Group Inc.*                                                                                    127,400         3,041,675
                                                                                                                -----------------
                                                                                                                      24,972,745
                                                                                                                -----------------
Consumer Cyclical - 3.3%
-------------------------------------------------------------------------
Atlantic Coast Airlines Inc.*                                                                          183,800         2,251,550
Midwest Express Holdings*                                                                               58,500         2,106,000
NCI Building Systems Inc.*                                                                             110,700         3,819,150
                                                                                                                -----------------
                                                                                                                       8,176,700
                                                                                                                -----------------
Consumer Stable - 5.7%
-------------------------------------------------------------------------
Custom Chrome Inc.*                                                                                    128,100         2,578,013
Hughes Supply Inc.                                                                                      91,500         3,945,938
Martek Biosciences*                                                                                     80,600         1,612,000
Natures Sunshine Products Inc.                                                                          96,300         1,733,400
Opta Food Ingredients Inc.*                                                                            130,900           752,675
Robert Mondavi Corp.  Cl A*                                                                             91,100         3,325,150
                                                                                                                -----------------
                                                                                                                      13,947,176
                                                                                                                -----------------
Financial - 3.5%
-------------------------------------------------------------------------
CCC Information Services Group*                                                                        100,600         1,609,600
Corvel Corp.*                                                                                           91,500         2,653,500
Rental Service Corp.*                                                                                   59,300         1,630,750
Texas Regional Bancshares  Cl A                                                                         83,900         2,852,600
                                                                                                                -----------------
                                                                                                                       8,746,450
                                                                                                                -----------------

                                                                                                                      Value
Security                                                                                             Shares         (Note 1A)
-------------------------------------------------------------------------                       --------------- -----------------

Growth Cyclical - 6.4%
-------------------------------------------------------------------------
Anchor Gaming*                                                                                          22,800  $        917,700
Apple South Inc                                                                                        174,600         2,357,100
Cannondale Corp.*                                                                                       69,900         1,572,750
Cost Plus Inc*                                                                                          57,700         1,103,513
Golden Bear Golf Inc.*                                                                                 109,600         1,233,000
Homegate Hospitality Inc.*                                                                             183,800         1,539,325
Logan's Roadhouse Inc.*                                                                                 90,200         2,119,700
Scientific Games Hldgs Corp.*                                                                          110,300         2,950,525
Suburban Lodges of America*                                                                            130,100         2,081,600
                                                                                                                -----------------
                                                                                                                      15,875,213
                                                                                                                -----------------
Health Care - 26.0%
-------------------------------------------------------------------------
Alternative Living Services*                                                                            77,900         1,129,550
Arbor Health Care Company*                                                                             109,800         2,854,800
Arris Pharmaceutical Corp.*                                                                            163,300         2,204,550
ARV Assisted Living Inc.*                                                                              115,900         1,347,338
Atria Communities Inc.*                                                                                130,300         1,335,575
Ballard Medical Products                                                                               119,600         2,227,550
CN Bioscience Inc*                                                                                     122,100         2,228,325
Conmed Corp.*                                                                                          115,600         2,369,800
Emcare Holdings Inc.*                                                                                   97,800         2,273,850
Fuisz Technologies Ltd.*                                                                               133,800         1,053,675
HCIA Inc.*                                                                                              94,300         3,253,350
Horizon Mental Health Management*                                                                      103,800         2,880,450
Impath Inc.*                                                                                           105,400         1,976,250
Inphynet Medical Management*                                                                           145,500         2,619,000
MDL Information Systems Inc.*                                                                           68,700         1,279,538
Medarex Inc.*                                                                                          188,500         1,319,500
Medcath Inc.*                                                                                          123,700         1,979,200
Medquist Inc.*                                                                                         140,000         3,465,000
National Surgery Centers Inc.*                                                                          83,450         3,171,100
Neurogen Corp*                                                                                          51,200           985,600
Oacis Healthcare Holdings*                                                                             187,100         1,262,925
Pharmaceutical Product Development*                                                                    125,000         3,156,250
Possis Medical, Inc.*                                                                                  101,700         2,122,988
Protocol Systems Inc.*                                                                                 121,600         1,580,800
Rochester Medical Corp.*                                                                                87,000         1,663,875
Sepracor Inc.*                                                                                         180,400         2,999,150

                                                                                                                      Value
Security                                                                                             Shares         (Note 1A)
-------------------------------------------------------------------------                       --------------- -----------------

Health Care - (continued)
-------------------------------------------------------------------------
Sunrise Assisted Living Inc.*                                                                          141,300  $      3,938,738
Superior Consultant Holdings*                                                                           42,600         1,054,350
Urologix Inc*                                                                                            9,800           159,250
Vertex Pharmaceuticals Inc.*                                                                           103,400         4,161,850
                                                                                                                -----------------
                                                                                                                      64,054,177
                                                                                                                -----------------
Services - 23.9%
-------------------------------------------------------------------------
Analysts International Corp.                                                                           103,200         2,915,400
Barrett Business Services Inc.*                                                                        150,700         2,298,175
Bet Holdings Inc. Cl A*                                                                                106,600         3,064,750
BTG Inc.*                                                                                               50,600         1,340,900
Central Parking Corp.                                                                                   95,300         3,192,550
Coach USA Inc.*                                                                                        169,600         4,918,400
Computer Horizons Corp.*                                                                                69,700         2,683,450
Computer Task Group Inc.                                                                                63,200         2,725,500
Cotelligent Group Inc.*                                                                                 68,900         1,662,213
Data Processing Resources Corp.*                                                                       123,800         2,290,300
Emmis Broadcasting Corp.  Cl A*                                                                         80,600         2,639,650
F.Y.I. Inc*                                                                                             62,200         1,298,425
Harbinger Corp*                                                                                         52,500         1,378,125
Healthplan Services Corp.*                                                                             107,800         2,277,275
May & Speh Inc.*                                                                                       184,500         2,260,125
On Assignment Inc.*                                                                                     64,200         1,893,900
Pacific Gateway Exchange Inc.*                                                                          62,600         2,284,900
Personnel Group of America Inc.*                                                                        88,200         2,127,825
Remedy Temp Inc.*                                                                                       81,700         1,409,325
Right Management Consultants*                                                                           76,775         1,708,244
Rural/Metro Corp.*                                                                                      80,000         2,880,000
Scandinavian Broadcast Systems*                                                                        146,800         2,550,650
Steiner Leisure Ltd*                                                                                   115,500         2,324,438
Techforce Corp.*                                                                                        94,200           706,500
United Dental Care Inc.*                                                                                81,500         2,475,563
Viisage Technology Inc.*                                                                               109,000         1,580,500
                                                                                                                -----------------
                                                                                                                      58,887,083
                                                                                                                -----------------
Technology - 17.9%
-------------------------------------------------------------------------
Advanced Technology Material*                                                                          149,000         2,570,250
Aurum Software Inc.*                                                                                    21,800           504,125
CFM Technologies Inc*                                                                                   91,000         1,888,250
Computational Systems Inc.*                                                                             78,500         1,511,125
Datastream Systems Inc.*                                                                               133,900         2,410,200
Gensym Corp.*                                                                                          148,400         1,771,525

                                                                                                                      Value
Security                                                                                             Shares         (Note 1A)
-------------------------------------------------------------------------                       --------------- -----------------

Technology -(continued)
-------------------------------------------------------------------------

Hadco Corporation*                                                                                      64,900  $      3,180,100
Indus Group Inc.*                                                                                      156,000         4,017,000
Lecroy Corp.*                                                                                           78,200         2,932,500
Natural Microsystems Corp.*                                                                             65,600         2,066,400
P-Com Inc.*                                                                                             53,800         1,593,825
Perceptron Inc.*                                                                                        81,500         2,791,375
Photronics Inc.*                                                                                        44,200         1,204,450
PRI Automation Inc.*                                                                                    26,800         1,219,400
Project Software & Development*                                                                         66,200         2,805,225
Quickturn Design Systems Inc.*                                                                         131,800         2,701,900
Speedfam International Inc.*                                                                            36,000         1,026,000
Stanford Telecommunications*                                                                            53,600         1,849,200
TCSI Corp.*                                                                                             86,800           542,500
Triquint Semiconductor Inc*                                                                             58,000         1,529,750
Ultrak Inc.*                                                                                            91,500         2,790,750
Videoserver Inc.*                                                                                       26,400         1,122,000
                                                                                                                -----------------
                                                                                                                      44,027,850
                                                                                                                -----------------
Total Equities (Cost $210,820,515)                                                                                   243,073,544
                                                                                                                -----------------

Short-Term Obligations - 2.1%
-------------------------------------------------------------------------

Repurchase Agreements - 2.0%
-------------------------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $5,051,027 (Collateralized by
FNMA FNARM with a rate of 6.084% and a maturity date of
12/01/35 with a market value of $5,150,412.                                                          5,049,423         5,049,423
                                                                                                                -----------------

U.S. Government - 0.1%                                                       Rate    Maturity
-------------------------------------------------------------------------   -------  ----------
Federal Farm Credit Bank **                                                    5.46% 1/17/1997          10,000             9,968
FNMA **                                                                        5.40  1/17/1997         200,000           199,130
                                                                                                                -----------------
                                                                                                                         209,098
                                                                                                                -----------------
Total Short-Term Obligations (Cost $5,258,521)                                                                         5,258,521
                                                                                                                -----------------

Total INVESTMENTS  (Cost $216,079,036) - 100.7%                                                                      248,332,065

Other Assets less Liabilities - -0.7%                                                                                 (1,679,645)
                                                                                                                -----------------

NET ASSETS - 100.0%                                                                                             $    246,652,420
                                                                                                                =================

Notes to the Schedule of Investments:

*      Non-income producing security.
**    Denotes all or part of security pledged as a margin deposit (Note 5)

FNMA - Federal National Mortgage Association
FNARM - FNMA Adjustable Rate Mortgage

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
    Investments, at value (Note 1A) (identified cost, $216,079,036)                                $         248,332,065
    Cash                                                                                                               6
    Receivable for investments sold                                                                                7,800
    Interest and dividends receivable                                                                              9,105
    Deferred organization costs (Note 1E)                                                                         85,593
                                                                                                     --------------------
      Total assets                                                                                           248,434,569

Liabilities:
    Payable for investments purchased                                        $        1,611,865
    Payable for daily variation margin on open
      financial futures contracts (Note 5)                                               20,062
    Accrued investment advisory fee (Note 2)                                                 35
    Accrued trustee fees                                                                    646
    Payable to investment adviser (Note 1E)                                              97,618
    Accrued expenses and other liabilities                                               51,923
                                                                               -----------------
      Total liabilities                                                                                        1,782,149
                                                                                                     --------------------

Net Assets (applicable to investors' beneficial interests)                                         $         246,652,420
                                                                                                     ====================


                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                             Statement of Operations
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996

Investment Income
    Interest Income                                                                                   $          305,276
    Dividend income                                                                                              153,520
                                                                                                        -----------------
      Total income                                                                                               458,796

Expenses
      Investment advisory fee (Note 2)                                           $         920,742
      Custody and accounting                                                               125,602
      Legal and audit services                                                              32,620
      Registration costs                                                                    10,067
      Insurance                                                                              4,839
      Miscellaneous                                                                         18,991
                                                                                   ----------------
        Total expenses                                                                   1,112,861

           Net investment income (loss)                                                                         (654,065)
                                                                                                        -----------------

Realized and Unrealized Gain (Loss):
    Net realized gain (loss)
        Investment securities                                                           20,794,956
        Financial futures                                                                  717,750
                                                                                   ----------------
           Net realized gain (loss)                                                                           21,512,706

    Change in unrealized appreciation (depreciation)
        Investment securities                                                          (22,995,625)
        Financial futures                                                                  (42,850)
                                                                                   ----------------
           Change in net unrealized appreciation (depreciation)                                              (23,038,475)
                                                                                                        -----------------

           Net realized and unrealized gain (loss)                                                            (1,525,769)
                                                                                                        -----------------

           Net increase (decrease) in net assets from operations                                      $       (2,179,834)
                                                                                                        =================


                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                       Statement of Changes in Net Assets
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996


Increase (Decrease) in Net Assets

     From operations
        Net investment income (loss)                                                               $            (654,065)
        Net realized gain (loss)                                                                              21,512,706
        Change in net unrealized appreciation (depreciation)                                                 (23,038,475)
                                                                                                     --------------------
            Net increase (decrease) in net assets from operations                                             (2,179,834)
                                                                                                     --------------------


     Capital transactions
        Assets contributed by Standish Small Capitalization Equity Fund at
            commencement (including unrealized appreciaiton of $55,359,029)                                  233,108,124
        Contributions                                                                                         39,060,115
        Withdrawals                                                                                          (23,335,985)
                                                                                                     --------------------
                                                                                                     --------------------
         Increase in net assets resulting from capital transactions                                          248,832,254
                                                                                                     --------------------

            Total increase (decrease) in net assets                                                          246,652,420

Net Assets:
     At beginning of period                                                                                            -
                                                                                                     --------------------

     At end of period                                                                              $         246,652,420
                                                                                                     ====================

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                               Supplementary Data
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996







Ratios (to average daily net assets):
     Expenses                                                  0.73%  *
     Net investment income (loss)                             (0.43%) *


Portfolio turnover                                            76%

Average broker commission per share                           $0.0434(1)

*    Annualized
(1) Amount represents the average commission per share paid to brokers on the purchase and sale or portfolio securities.

Notes to Financial Statements


(1)       Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B.   Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C.   Securities transactions and income--
         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D.    Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E.   Deferred Organizational Expenses--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis through April 2001. These costs were paid for by the Investment Adviser and will be reimbursed by the Portfolio.

(2)       Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. SA&W voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes, and extraordinary expenses) to 1.50% of the Portfolio's average daily net assets, for the year ended December 31, 1996. The Portfolio pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)       Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term obligations from May 3, 1996 through December 31, 1996, were as follows:

                             Purchases                    Sales

Investments                 $193,914,188              $171,786,086
                       ==================        ==================




(4)       Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                                         $216,266,037


Gross unrealized appreciation                           $43,840,116
Gross unrealized depreciation                           (11,774,088)
                                                 ===================
    Net unrealized appreciation                         $32,066,028
                                                 ===================




(5)       Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Portfolio's Prospectus and Statement of Additional Information. The Portfolio trades the following financial instruments with off-balance sheet risk:

           Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio entered into no such transactions during the period May 3, 1996 through December 31, 1996.

            Futures contracts--
         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. At December 31, 1996, the Portfolio held the following futures contracts:

                                                                                        Underlying       Unrealized
                Contract                          Position          Expiration        Face Amount      Appreciation
------------------------------------------      --------------      -----------      ---------------   --------------

MIDCAP 400 (28 contracts)                           Long             03/15/97            $3,592,400          $67,525
                                                                                     ===============   ==============


        At  December  31,  1996,  the  Portfolio  had   segregated   sufficient
         securities to cover margin requirements on open future contracts.

                           Independent Auditor's Report

To the Trustees of Standish, Ayer and Wood Master Portfolio and Investors of Standish Small Capitalization Equity Portfolio: We have audited the accompanying statement of assets and liabilities of Standish Small Capitalization Equity Portfolio, including the portfolio of investments as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Small Capitalization Equity Portfolio as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,


Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                               Management Discussion


Nineteen ninety six was an excellent year for the U.S. equity market with the S&P 500 enjoying a total return of 22.96% for the full year. For the same twelve-month period, the Standish Equity Fund enjoyed a total return of 26.84%.

During 1996, there was a marked pattern of performance being differentiated by capitalization group. Beginning in the late spring of the year, small and medium capitalization stocks began to trail in terms of relative performance and by year end a significant performance gap had developed. For the full year, the S&P Mid-Cap 400 Index showed a total return of 19.20% while the Frank Russell 2000, an index covering smaller capitalization stocks, showed a gain of only 16.53%. By industry sector, the best groups within the S&P 500 in 1996 were Financials and Technology stocks with both groups registering gains of over 30%. Performance was relatively evenly dispersed, however, with eight of nine sectors showing a gain of over 15% for the year.
Only the Utility group lagged (with a total return of just over 1%).

Within the Standish Equity Fund, performance was hurt by the fact that our average capitalization is smaller than that of the S&P 500. Despite this performance drag arising from our capitalization profile, returns exceeded the index return due to strong stock selection results. Particularly notable was performance in Consumer Cyclicals, Technology, and Financials where our results for the year were ahead of the comparable S&P groups. In addition, we were helped by modest underweightings in Utilities and Basic Industries - two sectors where performance lagged that of the broad market.

Our stock selection process is driven by proprietary modeling techniques that utilize a combination of valuation and earnings growth measures to determine the relative attractiveness of equity securities. We are committed to the consistent application of our selection disciplines. In 1996 those disciplines once again provided us with a very positive starting point for our portfolio construction process. For the full year, stocks ranked in the top ten percent of our universe outperformed the universe by over 9.5%. The best performing of our indicators for the year was the Estimate Trend factor, indicating stocks where estimates are rising. Our consistent adherence to risk control disciplines and a well diversified, fully invested fund positioning was also important.

Since May 3, 1996 -- the date of conversion -- the assets of the Standish Equity Fund have been invested in a "Portfolio" entity, having substantially the same investment objective, policies and restrictions as the corresponding fund. The fund in which you are invested is now considered a "Spoke," sharing in the activities of the Portfolio proportionately according to its relative size.

We are very pleased to be able to report another strong year for the Standish Equity Fund and are grateful to our shareholders for their continuing support. We remain focused on the Fund's investment success and are pleased to be working on your behalf.


Ralph S. Tate

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

             Comparison of Change in Value of $100,000 Investment in
                   Standish Equity Fund and the S&P 500 Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Equity Fund compared with the S&P 500 Index for the period January 2, 1991 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
     Investment in Standish Equity Portfolio, (Portfolio) at value (Note 1A)                             $     106,277,516
     Other assets                                                                                                    2,576
                                                                                                           ----------------
        Total assets                                                                                           106,280,092

Liabilities
     Distribution payable                                                             $       285,108
     Payable for Fund shares redeemed                                                         125,000
     Accrued trustee fees                                                                         484
     Accrued expenses and other liabilities                                                    14,718
                                                                                        --------------
        Total liabilities                                                                                          425,310
                                                                                                           ----------------

Net Assets                                                                                               $     105,854,782
                                                                                                           ================

Net Assets consist of:
     Paid-in capital                                                                                     $      81,035,794
     Undistributed net investment income (loss)                                                                     88,950
     Accumulated net realized gain (loss)                                                                        7,655,446
     Net unrealized appreciation (depreciation)                                                                 17,074,592
                                                                                                           ----------------
        Total                                                                                            $     105,854,782
                                                                                                           ================

Shares of beneficial interest outstanding                                                                        2,728,741
                                                                                                           ================

Net asset value, offering price and redemption price per share                                           $           38.79
                                                                                                           ================
     (Net assets/Shares outstanding)


                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                             Statement of Operations
                      For the Year Ended December 31, 1996

Investment Income (Note 1B):
     Interest income                                                                                     $        77,789
     Dividend income (net of withholding tax of $3,380)                                                          612,003
     Interest income allocated from Portfolio                                                                    117,893
     Dividend income allocated from Portfolio (net of withholding tax of $1,452)                               1,453,073
     Expenses allocated from Portfolio                                                                          (479,297)
                                                                                                           --------------
        Total income                                                                                           1,781,461

Expenses
        Investment advisory fee (Note 3)                                             $        163,530
        Accounting, custodian, and transfer agency fees                                        46,088
        Trustee fees                                                                            1,627
        Legal and audit services                                                               32,621
                                                                                       ---------------
            Total expenses                                                                    243,866

        Deduct:
        Waiver of investment advisory fee (Note 3)                                            (12,085)
                                                                                       ---------------

                Net expenses                                                                                     231,781
                                                                                                           --------------

                Net investment income (loss)                                                                   1,549,680
                                                                                                           --------------

Realized and Unrealized Gain (Loss):

     Net realized gain (loss) from:
                Investment securities                                                       3,307,925
                Financial futures                                                             164,221
     Net realized gain (loss) from Portfolio on:
                Investment securities                                                      12,874,303
                Financial futures                                                             428,300
                                                                                       ---------------
                   Net realized gain (loss)                                                                   16,774,749

     Change in unrealized appreciation (depreciation):
                Investment securities                                                       3,350,428
                Financial futures                                                             (58,213)
                From Portfolio                                                              3,404,697
                                                                                       ---------------
                   Net change in unrealized appreciation (depreciation)                                        6,696,912
                                                                                                           --------------
                   Net realized and unrealized gain (loss)                                                    23,471,661
                                                                                                           --------------
                   Net increase (decrease) in net assets resulting from operations                       $    25,021,341
                                                                                                           ==============



                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                       Statements of Changes in Net Assets


                                                                                     Year Ended              Year Ended
                                                                                    December 31, 1996     December 31, 1995
                                                                                  --------------------------------------------
Increase (Decrease) in Net Assets:
From operations
     Net investment income                                                      $        1,549,680    $             2,196,110
     Net realized gain (loss)                                                           16,774,749                 21,564,705
     Change in net unrealized appreciation (depreciation)                                6,696,912                 10,229,026
                                                                                  -----------------     ----------------------
        Net increase (decrease) in net assets from operations                           25,021,341                 33,989,841
                                                                                  -----------------     ----------------------

Distributions to shareholders
     From net investment income                                                         (1,481,454)                (2,203,103)
     From net realized gains on investments                                            (11,604,448)                (8,605,084)
                                                                                  -----------------     ----------------------
        Total distributions to shareholders                                            (13,085,902)               (10,808,187)
                                                                                  -----------------     ----------------------

Fund share (principal) transactions (Note 6)
     Net proceeds from sale of shares                                                   21,565,418                 32,648,683
     Net asset value of shares issued to shareholders
        in payment of distributions declared                                            12,463,945                 10,246,215
     Cost of shares redeemed                                                           (28,642,403)               (64,134,926)
                                                                                  -----------------     ----------------------
Increase (decrease) in net assets from Fund share transactions                           5,386,960                (21,240,028)
                                                                                  -----------------     ----------------------

        Net increase (decrease) in net assets                                           17,322,399                  1,941,626

Net Assets:
     At beginning of period                                                             88,532,383                 86,590,757
                                                                                  -----------------     ----------------------

     At end of period (including undistributed net investment income of $88,950 and distributions in excess of net investment income of
        $20,274 at December 31, 1996 and 1995, respectively)                    $      105,854,782    $            88,532,383
                                                                                  =================     ======================

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                              Financial Highlights


                                                                                   Year Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                                  1996             1995          1994          1993          1992*
                                                          ------------     ------------  ------------  ------------  ------------

Net asset value - Beginning of period                     $      34.81     $       28.66  $       30.89  $       26.28  $     25.66
                                                          ------------     -------------  -------------  -------------  -----------

Income from investment operations:
    Net investment income **                                      0.60              0.76           0.45           0.50         0.56
    Net realized and unrealized gain
      (loss) on investments                                       8.52              9.94          (1.62)          5.57         1.81
                                                          ------------     -------------  -------------  -------------  -----------
Total from investment operations                                  9.12             10.70          (1.17)          6.07         2.37
                                                          ------------     -------------  -------------  -------------  -----------

Less distributions to shareholders:
    From net investment income                                   (0.56)            (0.78)         (0.44)         (0.47)       (0.54)
    From net realized gains on investments                       (4.58)            (3.77)         (0.62)         (0.99)       (1.19)
    From paid-in capital                                           ---               ---            ---            ---        (0.02)
                                                          ------------     -------------  -------------  -------------  -----------
      Total distributions declared to shareholders               (5.14)            (4.55)         (1.06)         (1.46)       (1.75)
                                                          ------------     -------------  -------------  -------------  -----------

    Net asset value - end of period                       $      38.79     $       34.81  $       28.66  $       30.89  $     26.28
                                                          ============     =============  =============  =============  ===========

Total Return                                                     26.84%            37.55%         (3.78%)        20.79%        9.52%

Ratios (to average daily net assets)/Supplemental Data:
    Expenses (1) **                                               0.71%             0.69%          0.70%          0.80%        0.00%
    Net investment income **                                      1.53%             2.05%          1.55%          1.29%        2.52%

    Portfolio turnover (2)                                          41%              159%           182%           192%          92%
    Average broker commission rate (2)                    $     0.0499                                                  $

Net assets, end of period (000's omitted)                 $    105,855     $      88,532  $      86,591  $      72,916  $    14,679

 *  Audited by other auditors.
**  For the year ended December 31, 1996 and the two year period ended December 31, 1993, the investment adviser did not impose a portion of its advisory fee.  If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

    Net investment income per share                        $   0.59                                            $  0.47        $ 0.34
    Ratios (to average daily net assets):
      Expenses (1)                                             0.72%                                              0.97%        1.00%
      Net Investment income                                    1.52%                                              1.12%        1.52%

    (1Includes the Fund's share of Portfolio allocated expenses for the period from May 3, 1996 through December 31, 1996
    (2Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directly in securities.  The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio are shown in the Portfolio's financial statements which are included elsewhere in this report.

                           Notes to Financial Statements




(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Fund (the "Fund") is a separate diversified investment series of the Trust. On May 3, 1996, the Fund contributed substantially all of its investable assets to the Standish Equity Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, in exchange for an interest in the Portfolio. The Fund invests all of its investable assets in the interests in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.  Investment security valuations--
         The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B.  Securities transactions and income--
         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis.

     C.  Federal taxes-
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     D.  Other-
         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all the investors in the Portfolio.

(2) ....Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

(3) ....Investment Advisory Fee:

         Prior to May 3, 1996 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Standish, Ayer & Wood, Inc. (SA&W) as its investment adviser. The investment advisory fee paid to SA&W for overall investment advisory and administrative services, and general office facilities, was paid quarterly at the annual rate of 0.50% of the Fund's average daily net assets. SA&W has voluntarily agreed to limit the aggregate annual operating expenses of the Fund and Portfolio (excluding commissions, taxes and extraordinary expenses) to 0.71% of the Fund's average daily net assets for the year ended December 31, 1996. SA&W voluntarily waived $12,085 of its investment advisory fee for the year ended December 31, 1996. Currently, the Fund pays no compensation directly to SA&W for such services now performed for the Portfolio, but indirectly bears its pro rata share of the compensation paid by the Portfolio to SA&W for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Fund pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4) ....Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments from January 1, 1996 through May 3, 1996, other than purchased option transactions and short-term obligations, were as follows:

                                       Purchases             Sales

Investments                             $38,138,153          $37,334,991
                                  ==================   ==================



(5) ....Investment Transactions:

         Increases and  decreases in the Fund's  investment in the Portfolio for
         the  period  from  May  3,  1996  to  December   31,  1996   aggregated
         $113,559,410 and $25,080,761, respectively.

(6) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                              Year Ended            Year Ended
                                                                           December 31, 1996     December 31, 1995
                                                                         ---------------------------------------------

Shares sold                                                                         561,325                   932,595
Shares issued to shareholders in payment of distributions declared                  325,504                   294,939
Shares redeemed                                                                    (701,269)               (1,705,536)
                                                                         -------------------   -----------------------
      Net increase (decrease)                                                       185,560                  (478,002)
                                                                         ===================   =======================


                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Equity Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Equity Fund (the "Fund"), as of December 31, 1996, and the related statement of operations for the year then ended, changes in the net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Equity Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio
                            Portfolio of Investments
                                December 31, 1996

                                                                                                                          Value
Security                                                                                                Shares          (Note 1A)
-------------------------------------------------------------------------                          ---------------  ----------------

Equities - 97.8%
-------------------------------------------------------------------------

Basic Industry - 5.7%
-------------------------------------------------------------------------
Avery-Dennison Corp.                                                                                       44,400          1,570,650
Bemis Co                                                                                                   14,800            545,750
Cleveland-Cliffs Inc.                                                                                       7,700            349,388
Dexter Corp.                                                                                               15,500            494,063
Morton International Inc.                                                                                  12,200            497,150
Oakwood Homes Corp.                                                                                        22,100            505,538
Potash Corp. of Saskatchewan                                                                                7,000            595,000
PPG Industries Inc.                                                                                        18,100          1,015,863
Southdown Inc.                                                                                             15,600            485,550
                                                                                                                    ----------------
                                                                                                                           6,058,952
                                                                                                                    ----------------
Capital Goods - 10.6%
-------------------------------------------------------------------------
Case Corp.                                                                                                 12,300            670,350
Caterpiller Tractor Inc.                                                                                    9,700            729,925
Crane Company                                                                                              16,200            469,800
Deere & Co.                                                                                                28,600          1,161,875
Dover Corp.                                                                                                 9,600            482,400
Duriron Inc.                                                                                               12,100            328,213
Harnischfeger Industries Inc.                                                                               9,700            466,813
Ingersoll Rand Co                                                                                          21,400            952,300
JLG Industries Inc                                                                                         30,600            489,600
McDonnell Douglas Corp.                                                                                    32,400          2,073,600
Timken Co.                                                                                                 15,900            729,413
Trinity Industries                                                                                         13,200            495,000
United Technologies Corp.                                                                                  34,000          2,244,000
                                                                                                                    ----------------
                                                                                                                          11,293,289
                                                                                                                    ----------------
Consumer Cyclical - 13.2%
-------------------------------------------------------------------------
AMR Corp.*                                                                                                 10,000            881,250
Black & Decker Corp.                                                                                       32,600            982,075
Carnival Corp.                                                                                             55,400          1,828,200
Chrysler Corp.                                                                                             65,700          2,168,100
Claire's Stores Inc.                                                                                       32,900            427,700
Dayton-Hudson Corp.                                                                                        27,600          1,083,300
Jones Apparel Group Inc.*                                                                                  50,800          1,898,650

                                                                                                                          Value
Security                                                                                                Shares          (Note 1A)
-------------------------------------------------------------------------                          ---------------  ----------------

Consumer Cyclical - (continued)
-------------------------------------------------------------------------
Leggett & Platt Inc.                                                                                       21,500            744,425
Price/Costco Inc.*                                                                                         21,300            535,163
Ross Stores Inc.                                                                                           23,200          1,160,000
TJX Companies Inc.                                                                                         13,100            620,613
UAL Corp.*                                                                                                 27,700          1,731,250
                                                                                                                    ----------------
                                                                                                                          14,060,726
                                                                                                                    ----------------
Consumer Stable - 14.4%
-------------------------------------------------------------------------
Alberto Culver Company, Class B                                                                            10,700            513,600
American Stores Co                                                                                         23,500            960,563
Conagra Inc.                                                                                               29,500          1,467,625
Dean Foods Company                                                                                         17,500            564,375
Eastman Kodak Company                                                                                      18,400          1,476,600
First Brands Corp.                                                                                         27,100            768,963
Food Lion Inc.                                                                                             86,800            849,008
Great Atlantic & Pacific Tea Co                                                                            14,600            465,375
Kingworld Productions Inc.*                                                                                33,600          1,239,000
Omnicom Group                                                                                              21,500            983,625
Philip Morris Companies, Inc.                                                                              15,500          1,745,688
Safeway Inc.*                                                                                              25,200          1,077,300
Universal Foods Corp                                                                                       16,500            581,625
Wallace Computer Services                                                                                  60,000          2,070,000
Washington Post Co.                                                                                         1,400            469,175
                                                                                                                    ----------------
                                                                                                                          15,232,522
                                                                                                                    ----------------
Energy - 9.4%
-------------------------------------------------------------------------
Atlantic Richfield Co.                                                                                      5,700            755,250
British Petroleum Plc                                                                                      23,684          3,348,395
Camco International Inc.                                                                                   12,600            581,175
Phillips Petroleum Co.                                                                                     36,100          1,597,425
Reading & Bates Corp.*                                                                                     17,000            450,500
Texaco Inc.                                                                                                24,400          2,394,250
Unocal Corp.                                                                                               20,500            832,813
                                                                                                                    ----------------
                                                                                                                           9,959,808
                                                                                                                    ----------------
Financial - 13.4%
-------------------------------------------------------------------------
American Bankers Insurance Group                                                                           21,900          1,119,638
BankAmerica Corp.                                                                                          10,400          1,037,400
Cigna Corp.                                                                                                14,800          2,022,050
Comerica Inc.                                                                                              23,700          1,241,288
Conseco Inc.                                                                                               18,400          1,173,000
First Chicago NBD Corp                                                                                      9,200            494,500

                                                                                                                          Value
Security                                                                                                Shares          (Note 1A)
-------------------------------------------------------------------------                          ---------------  ----------------

Financial - (continued)
-------------------------------------------------------------------------
First Union Corp (N.E.)                                                                                    17,000          1,258,000
Mercantile Bankshares                                                                                      16,600            531,200
Old Republic International Corp.                                                                           17,000            454,750
Regions Financial Corp.                                                                                    19,000            982,063
Reliastar Financial Corp.                                                                                  22,200          1,282,050
Southtrust Corp.                                                                                           28,100            979,988
Travelers Group Inc.                                                                                       34,700          1,574,513
                                                                                                                    ----------------
                                                                                                                          14,150,440
                                                                                                                    ----------------
Health Care - 9.7%
-------------------------------------------------------------------------
Abbott Laboratories                                                                                        24,100          1,223,075
Amgen Inc.*                                                                                                12,800            696,000
Beckman Instruments Inc.                                                                                   11,000            422,125
Bristol-Myers Squibb Co                                                                                    19,300          2,098,875
Coherent Inc.*                                                                                             24,300          1,026,675
Lincare Holdings Inc.*                                                                                     25,700          1,053,700
Merck & Co. Inc.                                                                                           13,400          1,061,950
Schering-Plough Corp.                                                                                      23,200          1,502,200
Sybron International Corp*                                                                                 17,400            574,200
Watson Pharmaceutical Inc.*                                                                                14,700            660,581
                                                                                                                    ----------------
                                                                                                                          10,319,381
                                                                                                                    ----------------
Reits - 2.2%
-------------------------------------------------------------------------
Beacon Properties Corp.                                                                                    16,700            611,638
General Growth Properties                                                                                  15,900            512,775
Patriot American Hospitality                                                                               11,700            504,563
Starwood Lodging Trust                                                                                     13,000            716,625
                                                                                                                    ----------------
                                                                                                                           2,345,601
                                                                                                                    ----------------
Technology - 11.4%
-------------------------------------------------------------------------
Advanced Technology Labs Inc.*                                                                             17,800            551,800
Belden Inc.                                                                                                 9,700            358,900
Cadence Design Systems Inc*                                                                                20,600            818,850
Compaq Computer*                                                                                            9,700            720,225
Computer Associates Intl Inc.                                                                              22,400          1,114,400
Dell Computer Corp.*                                                                                       21,000          1,115,625
Harris Corp.Inc.                                                                                           25,600          1,756,800
Intel Corp.                                                                                                15,400          2,016,438
Raychem Corp.                                                                                              12,900          1,033,613
Sci Sys Inc.*                                                                                              17,200            767,550
Storage Technology Corp.*                                                                                  20,800            990,600
Sun Microsystems Corp.*                                                                                    35,200            904,200
                                                                                                                    ----------------
                                                                                                                          12,149,001
                                                                                                                    ----------------

                                                                                                                          Value
Security                                                                     Rate        Maturity       Shares          (Note 1A)
-------------------------------------------------------------------------   -------      --------- ---------------  ----------------

Utilities - 7.8%
-------------------------------------------------------------------------
Ameritech Corp.                                                                                            32,100          1,946,063
Bellsouth Corp                                                                                             25,800          1,041,675
CMS Energy Corp.                                                                                           26,900            904,513
DQE Inc.                                                                                                   20,550            595,950
DTE Energy Company                                                                                         23,900            773,763
FPL Group Inc.                                                                                             17,000            782,000
Nynex Corp                                                                                                 22,800          1,097,250
Panenergy Corp.                                                                                            26,300          1,183,500
                                                                                                                    ----------------
                                                                                                                           8,324,714
                                                                                                                    ----------------
Total Equities (Cost $86,830,426)                                                                                        103,894,434
                                                                                                                    ----------------

Short-Term Investments - 2.1%
-------------------------------------------------------------------------

Repurchase Agreements - 2.0%
-------------------------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $2,108,307 (Collateralized by                                                   Par
FNMA FNARM with a rate of 6.084% and a maturity date of                                                 Value
                                                                                                     -------------
12/01/35 with a market value of $2,149,790.                                                             2,107,637          2,107,637
                                                                                                                    ----------------

U.S. Government Agency - 0.1%
-------------------------------------------------------------------------
FNMA **                                                                          5.40%   1/17/1997        150,000            149,348
                                                                                                                    ----------------

Total Short-Term Investments (Cost $2,256,985)                                                                             2,256,985
                                                                                                                    ----------------

Total INVESTMENTS  (Cost $89,087,411) - 99.9%                                                                            106,151,419

Other Assets less Liabilities - 0.1%                                                                                         126,215
                                                                                                                    ----------------

NET ASSETS - 100.0%                                                                                                      106,277,634
                                                                                                                    ================

Notes to the Schedule of Investments:

*      Non-income producing security.
**    Denotes all or part of security is pledged as collateral for margin deposits (Note 5)

FNMA - Federal National Mortgage Association
FNARM - FNMA Adjustable Rate Mortgage

                     Standish Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                       Statement of Assets and Liabilities
                                December 31, 1996



Assets:
     Investments, at value (Note 1A) (identified cost, $89,087,411)                               $     106,151,419
     Interest and dividends receivable                                                                      219,299
     Deferred organizational costs (Note 1E)                                                                 85,593
                                                                                                    ----------------
        Total assets                                                                                    106,456,311


Liabilities:
     Payable for daily variation margin on open
        financial futures contracts (Note 5)                                   $        99,571
     Payable to investment adviser (Note 1E)                                            40,912
     Accrued trustee fees                                                                  582
     Accrued expenses and other liabilities                                             37,612
                                                                                 --------------
        Total liabilities                                                                                   178,677
                                                                                                    ----------------


Net Assets (applicable to investors' beneficial interests)                                        $     106,277,634
                                                                                                    ================


                     Standish Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                             Statement of Operations
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996

Investment Income
        Interest Income                                                                                 $        117,893
        Dividend income (net of withholding tax of $1,452)                                                     1,453,074
                                                                                                          ---------------
            Total income                                                                                       1,570,967

Expenses
        Investment advisory fee (Note 2)                                             $        345,301
        Custodian and accounting expenses                                                      81,888
        Legal and audit services                                                               23,672
        Amortization of organization expense (Note 1E)                                         10,067
        Trustee fees (Note 2)                                                                   2,459
        Miscellaneous                                                                          15,910
                                                                                       ---------------
            Total expenses                                                                                       479,297
                                                                                                          ---------------

                Net investment income (loss)                                                                   1,091,670
                                                                                                          ---------------

Realized and Unrealized Gain (Loss)
     Net realized gain (loss)
            Investment securities                                                          12,874,316
            Financial futures                                                                 428,300
                                                                                       ---------------
     Net realized gain (loss)                                                                                 13,302,616

     Change in unrealized appreciation (depreciation)
            Investment securities                                                           3,338,425
            Financial futures                                                                  66,274
                                                                                       ---------------
     Change in net unrealized appreciation (depreciation)                                                      3,404,699
                                                                                                          ---------------

            Net realized and unrealized gain (loss)                                                           16,707,315
                                                                                                          ---------------

                Net increase (decrease) in net assets from operations                                   $     17,798,985
                                                                                                          ===============





                     Standish Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                       Statement of Changes in Net Assets
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996


Increase (Decrease) in Net Assets

     From operations
        Net investment income (loss)                                                                     $       1,091,670
        Net realized gain (loss)                                                                                13,302,616
        Change in net unrealized appreciation (depreciation)                                                     3,404,699
                                                                                                           ----------------
            Net increase (decrease) in net assets from operations                                               17,798,985
                                                                                                           ----------------


     Capital transactions
        Assets contributed by Standish Equity Fund at commencement
        (including unrealized gain of $13,669,897)                                                              97,994,616
        Contributions                                                                                           15,564,794
        Withdrawals                                                                                            (25,080,761)
                                                                                                           ----------------
         Increase in net assets resulting from capital transactions                                             88,478,649
                                                                                                           ----------------

            Total increase (decrease) in net assets                                                            106,277,634

Net Assets
     At beginning of period                                                                                            ---
                                                                                                           ----------------

     At end of period                                                                                    $     106,277,634
                                                                                                           ================


                     Standish Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                               Supplementary Data
                       Statement of Changes in Net Assets
             For the Period May 3, 1996 (commencement of operations)
                            through December 31, 1996



Ratios (to average daily net assets):
     Expenses                                          0.69  %  *
     Net investment income                             1.58  %  *


Portfolio Turnover                                       78  %

Average broker commission per share           $       0.048(1)

*    Annualized

(1) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.

                           Notes to Financial Statements




(1) ....Significant Accounting Policies:

         Standish,  Ayer & Wood Master  Portfolio  (the  "Portfolio  Trust") was
         organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Portfolio Series (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.  Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B.  Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C.  Securities transaction and income--
         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D.  Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E.  Deferred Organizational Expenses--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April, 2001. These costs were paid for by the investment adviser and will be reimbursed by the portfolio.

(2) ....Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. The Portfolio pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio from SA&W . Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3) ....Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                           Purchases              Sales

Investments                 $75,936,681          $81,731,354
                      ==================   ==================



(4) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                                             $89,104,533


Gross unrealized appreciation                               $17,849,184
Gross unrealized depreciation                                  (802,298)
                                                     -------------------
      Net unrealized appreciation                           $17,046,886
                                                     ===================




(5) ....Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Portfolio's Prospectus and Statement of Additional Information. The Portfolio trades the following financial instruments with off-balance sheet risk:

         Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio entered into the following transactions during the period May 3, 1996 through December 31, 1996:

                                       # of Contracts               Premiums
                                       --------------               --------
Written Calls

Outstanding, Beginning of Period                   0                        $0
Options Written                                    1                    27,974
Options Exercised                                  0                         0
Options Expired                                    0                         0
Options Closed                                    (1)                  (27,974)
                                  -------------------       -------------------
Outstanding, End of Period                         0                        $0
                                  -------------------       -------------------


         Futures Contracts--
         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or index, which may not correlate with changes in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. At December 31, 1996, the Portfolio had entered into the following financial futures contracts:

                                                Expiration                   Underlying Face              Unrealized
          Contract                   Position      Date                      Amount at Value              Gain/(Loss)
-----------------------------      -------------------------       ------------------------------------  --------------

S+P 500 (5 Contracts)               Long         03/21/97                                   $1,861,250         $10,588
                                                                   ====================================  ==============




         At December 31, 1996,  the Portfolio  had  segregated  sufficient  cash
         and/or  securities  to  cover  margin   requirements  on  open  futures
         contracts.

                           Independent Auditor's Report



To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Equity Portfolio: We have audited the accompanying statement of assets and liabilities of Standish Equity Portfolio, including the portfolio of investments as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Equity Portfolio as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                               Management Discussion

Global bond markets posted positive returns on average during the year with the J.P. Morgan Hedged Global Government Bond index returning 8.60%. We are pleased to report that the strategies employed in the Standish Global Fixed Income Fund resulted in a return of 13.03%, 443 basis point more than our index.

There was a wide disparity of returns among the major bond markets in 1996 as prospects for economic growth and inflation diverged. In the U.S., relatively strong economic growth, a tight labor market, modestly rising wages and the surging equity market raised the risk that the Federal Reserve would be forced to raise rates in order to restrain prospective inflation. Yields rose on U.S. bonds for most of the year but recovered modestly in the fourth quarter as the pace of growth slowed and inflation failed to materialize. Yields also rose in the U.K. as that economy strengthened during the year and the Bank of England raised interest rates.

In other economies, the economic outlook was not as bright. European economic activity weakened, driving unemployment to record levels and forcing central banks to reduce rates. The pursuit of monetary union in Europe had a profound impact on policy decisions, resulting in tighter fiscal policies than would normally be the ease during a period of economic weakness. European markets produced the best returns during the year particularly Scandinavian and Southern European markets. The Japanese economy grew modestly in the year and Japanese bonds produced meager returns. The dollar continued to appreciate and by year-end had returned to levels last seen in 1993.

The fund has benefited during the year from our successful country weightings, longer duration than the index, corporate and mortgages outperformance, and our use of currency options to increase exposure to high yielding European currencies relative to the German mark, Swiss franc, and Japanese yen. Overweight positions in European bonds, particularly in Italy, Spain and Sweden, an underweight in Japan, and a small underweight in the U.S. added significantly to our outperformance. Our duration was modestly longer than the index particularly in Europe due to economic conditions that were generally favorable for bonds.

In 1996 we emphasized alternatives to government bonds, such as corporates and mortgages, when we identified attractive opportunities. These bonds in our portfolio have generally outperformed during the year.

We purchased currency options due to our belief that high yielding European currencies were attractive relative to the German mark, Swiss franc and Japanese yen. This was another source of value added during the year.

Since May 3, 1996 -- the date of conversion -- the assets of the Standish Global Fixed Income Fund have been invested in a "Portfolio" entity, having substantially the same investment objective, policies and restrictions as the corresponding fund. The fund in which you are invested is now considered a "Spoke," sharing in the activities of the Portfolio proportionately according to its relative size.

Thank you for your support during 1996. We will be working faithfully in the New Year to produce superior risk adjusted returns. As always, we appreciate your comments and suggestions and look forward to serving you in 1997.







Richard S. Wood

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

             Comparison of Change in Value of $100,000 Investment in
                        Standish Global Fixed Income Fund
                                       and
                       the J.P. Morgan Global Hedged Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Global Fixed Income Fund compared with the J.P. Morgan Global Hedged Index for the period January 3, 1994 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year and since inception.

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series


                       Statement of Assets and Liabilities
                                December 31, 1996

Assets
     Investment in Standish Global Fixed Income Portfolio,
        (Portfolio) at value (Note 1A)                                                                   $     159,814,385
     Receivable for Fund shares sold                                                                                43,750
     Deferred organization expenses (Note 1D)                                                                        4,515
     Other assets                                                                                                    3,784
                                                                                                           ----------------
        Total assets                                                                                           159,866,434

Liabilities
     Distribution payable                                                             $     4,046,538
     Payable for Fund shares redeemed                                                          60,000
     Accrued trustee fees                                                                         714
     Accrued expenses and other liabilities                                                    28,619
                                                                                        --------------
        Total liabilities                                                                                        4,135,871
                                                                                                           ----------------

Net Assets                                                                                               $     155,730,563
                                                                                                           ================

Net Assets consist of
     Paid-in capital                                                                                     $     149,753,799
     Undistributed net investment income (loss)                                                                    364,160
     Accumulated net realized gain (loss)                                                                         (493,895)
     Net unrealized appreciation (depreciation)                                                                  6,106,499
                                                                                                           ================
        Total                                                                                            $     155,730,563
                                                                                                           ================

Shares of beneficial interest outstanding                                                                        7,752,638
                                                                                                           ================

Net asset value, offering price and redemption price per share                                           $           20.09
                                                                                                           ================
     (Net Assets/Shares Outstanding)


                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                             Statement of Operations
                      For the Year Ended December 31, 1996

Investment Income (Note 1B)
     Interest income                                                                                     $     3,750,059
     Dividend income (net of withholding tax of $3,425)                                                           12,258
     Interest income allocated from Portfolio                                                                  7,969,911
     Dividend income allocated from Portfolio (net of withholding tax of $3,845)                                  59,537
     Expenses allocated from Portfolio                                                                          (639,252)
                                                                                                           --------------
        Total income                                                                                          11,152,513

Expenses
     Investment Advisory Fee (Note 3)                                                 $       198,747
     Trustees fees                                                                              3,224
     Accounting, custody and transfer agent fees                                              102,790
     Legal and audit services                                                                  30,698
     Registration fees                                                                          2,779
     Insurance expense                                                                          1,672
     Amortization of organization expenses (Note 1D)                                            2,274
     Miscellaneous                                                                              6,373
                                                                                        --------------
        Total expenses                                                                                           348,557
                                                                                                           --------------
               Net investment income (loss)                                                                   10,803,956

Realized and Unrealized Gain (Loss)

     Net realized gain (loss) from:
        Investment security transactions                                                      271,414
        Financial futures                                                                     (79,108)
        Written option transactions                                                           421,947
        Foreign currency and forward foreign currency contracts                             1,847,799

     Net realized gain (loss) from Portfolio on:
        Investment security transactions                                                    4,568,887
        Financial futures                                                                      58,443
        Written option transactions                                                         1,036,044
        Foreign currency and forward foreign currency contracts                              (791,430)
                                                                                        --------------
               Net realized gain (loss)                                                                        7,333,996

     Change in unrealized appreciation (depreciation) from:
        Investment securities                                                              (6,161,680)
        Financial futures                                                                       2,296
        Written option transactions                                                           189,117
        Foreign currency and forward foreign currency contracts                               423,157
        From Portfolio                                                                      6,373,075
                                                                                        --------------
               Change in net unrealized appreciation (depreciation)                                              825,965
                                                                                                           --------------
                                                                                                           --------------
               Net realized and unrealized gain (loss)                                                         8,159,961
                                                                                                           --------------
               Net increase (decrease) in net assets resulting from operations                           $    18,963,917
                                                                                                           ==============




                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                       Statements of Changes in Net Assets


                                                                                    Year Ended                  Year Ended
                                                                                 December 31, 1996          December 31, 1995
                                                                               ----------------------     -----------------------
Increase (Decrease) in Net Assets:
     From operations
        Net investment income                                                $            10,803,956    $             10,692,949
        Net realized gain (loss)                                                           7,333,996                   1,595,141
        Change in net unrealized appreciation (depreciation)                                 825,965                  10,169,602
                                                                               ----------------------
                                                                                                          -----------------------
            Net increase (decrease) in net assets from operations                         18,963,917                  22,457,692
                                                                               ----------------------     -----------------------

     Distributions to shareholders
        From net investment income                                                       (14,538,791)                (10,692,948)
        In excess of net investment income                                                     -----                    (736,162)
                                                                               ----------------------     -----------------------
            Total distributions to shareholders                                          (14,538,791)                (11,429,110)
                                                                               ----------------------     -----------------------

     Fund share (principal) transactions (Note 6)
        Net proceeds from sale of shares                                                  20,121,710                  10,989,037
        Net asset value of shares issued to shareholders
            in payment of distributions declared                                           7,659,510                   6,104,310
        Cost of shares redeemed                                                          (14,374,805)                (25,454,420)
                                                                               ----------------------
                                                                                                          -----------------------
            Increase (decrease) in net assets from Fund share transactions                13,406,415                  (8,361,073)
                                                                               ----------------------
                                                                                                          -----------------------

            Net increase (decrease) in net assets                                         17,831,541                   2,667,509

     Net Assets:
        At beginning of period                                                           137,899,022                 135,231,513
                                                                               ----------------------
                                                                                                          -----------------------

        At end of period (including undistributed net investment income of $364,160 and $424,310 at December 31, 1996 and December 31,
            1995, respectively)                                              $           155,730,563    $            137,899,022
                                                                               ======================     =======================


                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                              Financial Highlights


                                                                              Year Ended December 31,
                                                             ----------------------------------------------------------
                                                                1996 (3)               1995                 1994 +
                                                             ---------------       --------------        --------------

Net asset value - Beginning of period                      $           19.53   $            17.99    $            20.00
                                                             ---------------       --------------        --------------

Income from investment operations:
     Net investment income                                             $1.42                $1.59                 $1.29
     Net realized and unrealized gain
        (loss) on investments                                           1.05                 1.60                 (2.70)

                                                             ---------------       --------------        --------------
Total from investment operations                                       $2.47                $3.19                ($1.41)
                                                             ---------------       --------------        --------------

Less distributions to shareholders:
     Tax return of capital                                         -                     -                       ($0.60)
     From net investment income                                       ($1.91)              ($1.65)                 -

                                                             ---------------       --------------        --------------
        Total distributions declared to shareholders                  ($1.91)              ($1.65)               ($0.60)
                                                                                   --------------        --------------
                                                             ---------------

Net asset value - end of period                            $           20.09   $            19.53    $            17.99
                                                             ===============       ==============        ==============

Total Return                                                           13.03%               18.13%                (7.06%)

Ratios (to average daily net assets)/Supplemental Data:
     Expenses (1)                                                       0.65%                0.62%                 0.65%t,*
     Net investment income                                              7.11%                7.69%                 7.73%t,*

Portfolio Turnover (2)                                                    73%                 163%                  140%

Net assets, end of year (000 omitted)                      $         155,731      $       137,889       $       135,232

*  The investment adviser voluntarily waived a portion of its investment advisory fee for the year ended December 31, 1994.  Had these actions not been taken, the net investment income per share and the ratios would have been:

        Net investment income per share                                                                           $1.27
        Ratios (to average daily net assets):
            Expenses                                                                                               0.73%  t
            Net Investment Income                                                                                  7.65%  t

+  For the period from January 3, 1994 (start of business) to December 31, 1994.
t  Annualized

(1)  Includes the Fund's share of Standish Global Fixed Income Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.
(2)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.  The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3)  Calculated based on average shares outstanding.

                           Notes to Financial Statements

(1)       Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust. On May 3, 1996, the Fund contributed substantially all of its investable assets to the Standish Global Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, in exchange for an interest in the Portfolio. The Fund invests all of its investable assets in the interests in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         The Fund records its investment in Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B.   Securities transactions and income--
         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C.   Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $402,973, which expires on December 31, 2002.

     D.   Deferred organization expense--
         Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight-line basis through December, 1998.

     E...Other-
         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all of the respective investors in the Portfolio.

(2)       Distribution to Shareholders

         Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and option and futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(3)       Investment Advisory Fee:

         Prior to May 3, 1996 (when the Fund  transferred  substantially  all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Standish International Management
         Company, L.P. (SIMCO) as its investment adviser. The investment advisory fee paid to SIMCO for overall investment advisory and administrative services, and general office facilities, was paid quarterly at the annual rate of 0.40% of the Fund's average daily net assets. Standish, Ayer & Wood, Inc. has voluntarily agreed to limit total annual operating expenses of the Fund and Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.66% of the Fund's average daily net assets for the year ended December 31, 1996. Currently, the Fund pays no compensation directly to SIMCO for such services now performed for the Portfolio, but indirectly bears its pro rata share of the compensation paid by the Portfolio to SIMCO for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Fund pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Fund from the SIMCO. Certain of the trustees and officers of the Trust are limited partners or officers of SIMCO.

(4)       Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments from January 1, 1996 through May 3, 1996, other than short-term obligations, were as follows:

                                             Purchases              Sales

U.S. Government Securities                    $19,228,296          $13,447,972
                                        ==================   ==================

Non-U.S. government securities                $99,130,363          $87,126,072
                                        ==================   ==================



(5)       Investment Transactions:

         Increases and  decreases in the Fund's  investment in the Portfolio for
         the  period  from  May  3,  1996  to  December   31,  1996   aggregated
         $152,810,268 and $11,630,993, respectively.

(6)      Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                              Year Ended           Year Ended
                                                                             December 31,         December 31,
                                                                                 1996                 1995
                                                                          -------------------  -------------------

Shares sold                                                                        1,015,265              558,609
Shares issued to shareholders in payment of distributions declared                   384,287              317,125
Shares redeemed                                                                     (706,939)          (1,332,915)
                                                                          ===================  ===================
       Net increase (decrease)                                                       692,613             (457,181)
                                                                          ===================  ===================


(7).....Financial Instruments:

         Prior to the Fund's contribution of investable assets to the Portfolio on May 3, 1996, the following instruments were used for hedging purposes and were used to enhance potential gain in circumstances where hedging was not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund traded the following financial instruments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund used options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the period January 1, 1996 through May 3, 1996 is as follows:

                                         Written Put Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------     ------------------

Outstanding, beginning of period                                               4            $       153,696
      Options written                                                          11                   242,400
      Options exercised                                                       (2)                  (34,728)
      Options expired                                                         (5)                  (162,292)
      Options closed                                                          (1)                  (29,088)
                                                                       -------------------     ------------------
Outstanding, prior to conversion                                               7                    169,988
      Options contributed to Portfolio                                        (7)                  (169,988)
                                                                       -------------------     ------------------

Outstanding, end of period                                                     0            $          0
                                                                       ===================     ==================

                                        Written Call Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------     ------------------

Outstanding, beginning of period                                               2            $       70,915
      Options written                                                          13                   377,197
      Options exercised                                                        0                       0
      Options expired                                                         (4)                  (125,990)
      Options closed                                                          (2)                  (43,878)
                                                                       -------------------     ------------------
Outstanding, prior to conversion                                               9                    278,244
      Options contributed to Portfolio                                        (9)                  (278,244)
                                                                       -------------------     ------------------

Outstanding, end of period                                                     0            $          0
                                                                       ===================     ==================

                                   Written Cross Currency Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------     ------------------

Outstanding, beginning of period                                               3            $       119,867
      Options written                                                          4                    160,728
      Options exercised                                                        0                       0
      Options expired                                                          0                       0
      Options closed                                                          (2)                  (66,180)
                                                                       -------------------     ------------------
Outstanding, prior to conversion                                               5                    214,415
      Options contributed to Portfolio                                        (5)                  (214,415)
                                                                       -------------------     ------------------

Outstanding, end of period                                                     0            $          0
                                                                       ===================     ==================


 .........Forward currency exchange contracts--

         Prior to May 3, 1996, the Fund could enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts were used by the fund primarily to protect the value of the Fund's foreign securities from adverse currency movements.

 .........Futures contracts--
         Prior to May 3, 1996, the Fund could enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund was required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments were made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and were recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. The Fund entered into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies.

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Global Fixed Income Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund (the "Fund"), as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and financial highlights for the two years ended December 31, 1996 and the period January 3, 1994 (start of business) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the two years then ended and the period January 3, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio
                            Portfolio of Investments
                                December 31, 1996


                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

BONDS and NOTES - 91.0%

Asset Backed - 1.0%
--------------------------------------------------------
Citibank Credit Card Master Trust                         0.00%        2/07/2003                    150,000  $         115,688
GMAC Mortgage Corp. 96-C1                                 7.86        11/15/2006                    500,000            432,891
The Money Store Home Equity 1995-C A3                     6.55         9/15/2021                    500,000            491,563
The Money Store Home Equity 1996-B A5                     7.18         2/15/2015                    525,000            531,234
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,571,376
                                                                                                             ------------------

Collateralized Mortgage Obligations - 0.3%
--------------------------------------------------------
UCFC Home Equity Loan Trust 1996 BA-1                     6.50         4/15/2016                    500,000            495,938
                                                                                                             ------------------

Corporate - 17.0%
--------------------------------------------------------

Basic Industry - 1.0%
--------------------------------------------------------
AK Steel Holding Corp.                                   10.75         4/01/2004                    500,000            543,750
Brascan Ltd.                                              7.38        10/01/2002                    500,000            500,965
Time Warner Entertainment                                 7.25         9/01/2008                    500,000            484,680
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,529,395
                                                                                                             ------------------
Capital Goods - 0.8%
--------------------------------------------------------
American Standard Sr Notes                               10.88         5/15/1999                    500,000            529,375
Conseco Finance Trust                                     8.70        11/15/2026                    250,000            252,918
Trizec Finance                                           10.88        10/15/2005                    500,000            551,250
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,333,543
                                                                                                             ------------------
Consumer Cyclical - 1.1%
--------------------------------------------------------
Building Materials 144A                                   8.63        12/15/2006                    250,000            247,813
Exide Corp.                                              10.00         4/15/2005                    500,000            516,250
General Motors Acceptance Corp.                           6.70         4/30/2001                  1,000,000          1,002,790
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,766,853
                                                                                                             ------------------
Consumer Stable - 0.6%
--------------------------------------------------------
Southland Corp.                                           5.00        12/15/2003                    500,000            408,125
Stop & Shop Companies                                     9.75         2/01/2002                    500,000            560,000
                                                                                                             --
                                                                                                               ----------------
                                                                                                                       968,125
                                                                                                             ------------------
Energy - 1.0%
--------------------------------------------------------
Clark Oil                                                10.50        12/01/2001                  1,000,000          1,040,000
Safeway Inc                                               9.65         1/15/2004                    500,000            562,790
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,602,790
                                                                                                             ------------------



                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Financial - 8.5%
--------------------------------------------------------
Aames Financial Corp.                                     9.13%       11/01/2003                    250,000  $         253,750
Advanta Corp.                                             7.00         5/01/2001                    450,000            450,954
Anchor Bancorp                                            8.94         7/09/2003                  1,000,000          1,025,000
Bank America Corp. Capital Securities 144A                7.70        12/31/2026                    300,000            291,801
Barnett Banks Capital Securities 144A                     8.06        12/01/2026                    250,000            252,513
Capital One Bank Co.                                      5.95         2/15/2001                    500,000            482,917
Corestates Capital CFL 144A                               8.00        12/15/2026                    600,000            598,614
Enterprise Corp.                                          7.00         6/15/2000                    500,000            506,050
First Chicago Corp Notes 144A                             7.75        12/01/2026                    300,000            296,922
First Nationwide                                          9.13         1/15/2003                    500,000            508,125
First Nationwide Escrow 144A                             10.63        10/01/2003                    500,000            537,500
Goldman Sachs Inc. Group L P 144A                         6.20         2/15/2001                  1,000,000            983,966
Homeside Inc 144A                                        11.25         5/15/2003                    500,000            550,625
Irsa Parcks Cvt 144A                                      4.50         8/02/2003                    840,000            831,600
ISP Holdings Inc. 144A                                    9.00        10/15/2003                    500,000            505,000
Liberty Mutual Insurance Co. Inc. 144A                    8.50         5/15/2025                  1,000,000          1,069,720
Morgan Stanley Group Inc.                                 6.70         5/01/2001                    900,000            901,215
Reliance Group Holdings Corp.                             9.00        11/15/2000                  1,500,000          1,537,500
Riggs Capital Trust 144A                                  8.63        12/31/2026                    125,000            123,714
Salomon Brothers Inc.                                     7.25         5/01/2001                    500,000            504,730
Transamerica Capital 144A                                 7.80        12/01/2026                    250,000            242,500
United Companies Financial                                9.35        11/01/1999                  1,000,000          1,063,570
                                                                                                             --
                                                                                                               ----------------
                                                                                                                    13,518,286
                                                                                                             ------------------
Health Care - 0.3%
--------------------------------------------------------
Healthsouth Rehabilitation                                9.50         4/01/2001                    500,000            528,750
                                                                                                             ------------------

Real Estate - 2.0%
--------------------------------------------------------
Corporate Property 144A                                   7.88         3/15/2016                    500,000            509,110
Equity Residential Property Operating LP 144A             8.50         5/15/1999                    500,000            517,795
Taubman Realty Group                                      8.00         6/15/1999                  1,000,000          1,021,560
Wellsford REIT                                            9.38         2/01/2002                  1,000,000          1,090,000
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     3,138,465
                                                                                                             ------------------
Services - 1.4%
--------------------------------------------------------
Century Communications                                    9.50         8/15/2000                    500,000            513,750
Comcast Corp.                                            10.63         7/15/2012                    500,000            544,375
Time Warner Inc.                                          9.13         1/15/2013                    250,000            272,288
Time Warner Inc.                                          9.15         2/01/2023                    150,000            163,160
Viacom Inc.                                               7.63         1/15/2016                    225,000            203,265
Viacom Inc.                                               7.75         6/01/2005                    575,000            566,185
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     2,263,023
                                                                                                             ------------------



                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Technology - 0.3%
--------------------------------------------------------
Jones Intercable                                          9.63%        3/15/2002                    500,000  $         525,000
                                                                                                             ------------------

TOTAL Corporate                                                                                                     27,174,230
                                                                                                             ------------------

Australia - 2.1%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Australia                                       10.00        10/15/2007                    800,000            751,757
New South Wales Treasury                                  0.00         9/03/2010                  1,300,000            366,616
South Australia Government Finance                        0.00        12/21/2015                  1,400,000            261,358
Treasury Corp. of Victoria                                0.00         8/31/2011                  2,000,000            516,360
                                                                                                             ------------------
                                                                                                                     1,896,091
                                                                                                             ------------------
Other
--------------------------------------------------------
News America Holdings                                     8.63         2/07/2014                  2,000,000          1,482,303
                                                                                                             ------------------

TOTAL Australia                                                                                                      3,378,394
                                                                                                             ------------------



Canada - 0.4%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Canada                                           7.75         9/01/1999                    800,000            627,460
                                                                                                             ------------------

Denmark - 5.7%
--------------------------------------------------------
Government
--------------------------------------------------------
Kingdom of Denmark                                        8.00        11/15/2001                  5,400,000          1,017,066
Kingdom of Denmark                                        8.00         3/15/2006                  8,000,000          1,491,284
Kingdom of Denmark                                        9.00        11/15/1998                  8,000,000          1,476,618
                                                                                                             ------------------
                                                                                                                     3,984,968
                                                                                                             ------------------
Other
--------------------------------------------------------
Denmark Nykredit                                          7.00        10/01/2026                 19,284,000          3,068,720
Denmark Nykredit                                          8.00        10/01/2026                  9,323,000          1,592,789
Denmark Nykredit                                         11.00        10/01/2017                     12,000              2,281
Denmark Realkredit                                        7.00        10/01/2026                  2,492,000            396,559
                                                                                                             ------------------
                                                                                                                     5,060,349
                                                                                                             ------------------

TOTAL Denmark                                                                                                        9,045,317
                                                                                                             ------------------

European Currency Unit - 1.0%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Italy (Strip)                                    0.00         3/07/2005                    351,500            263,033
Govt. of Italy (Strip)                                    0.00         3/07/2010                    222,000            111,911
                                                                                                             ------------------
                                                                                                                       374,944
                                                                                                             ------------------



                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Other
--------------------------------------------------------
Govt. of Italy (Strip)                                    0.00%        3/07/1999                  1,017,500  $       1,162,153
                                                                                                             ------------------

TOTAL European Currency Unit                                                                                         1,537,097
                                                                                                             ------------------

Finland - 2.9%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Finland                                          7.25         4/18/2006                 20,000,000          4,656,929
                                                                                                             ------------------

Germany - 6.3%
--------------------------------------------------------
Government
--------------------------------------------------------
Baden Nurttemberg                                         6.20        11/22/2013                  2,000,000          1,345,096
Bundesobligation                                          5.13        11/21/2000                  2,250,000          1,500,000
Die Bundrep Deutschland Dm1000                            8.25         9/20/2001                  3,900,000          2,895,443
Federal Republic of Germany                               8.38         5/21/2001                  2,000,000          1,485,622
Federal Republic of Germany                               9.00        10/20/2000                  1,630,000          1,224,537
Province of Buenos Aires                                 10.00         3/05/2001                  2,000,000          1,389,159
                                                                                                             ------------------
                                                                                                                     9,839,857
                                                                                                             ------------------
Other
--------------------------------------------------------
LKB Global                                                6.00         1/25/2006                    400,000            260,201
                                                                                                             ------------------

TOTAL Germany                                                                                                       10,100,058
                                                                                                             ------------------

Ireland - 4.5%
--------------------------------------------------------
Government
--------------------------------------------------------
Irish Gilts                                               6.25         4/01/1999                    640,000          1,089,801
Irish Gilts                                               6.50        10/18/2001                  1,270,000          2,186,232
Irish Gilts                                               8.00        10/18/2000                  1,550,000          2,799,483
Irish Gilts                                               9.25         7/11/2003                    608,000          1,193,877
                                                                                                             ------------------
                                                                                                                     7,269,393
                                                                                                             ------------------
Italy - 6.2%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Italy                                            9.50         5/01/2001              3,300,000,000          2,401,896
Govt. of Italy                                           10.50        11/01/2000              2,860,000,000          2,123,253
                                                                                                             ------------------
                                                                                                                     4,525,149
                                                                                                             ------------------
Other
--------------------------------------------------------
Bank Nederlandse                                         10.50         6/18/2003                800,000,000            613,825
Govt. of Italy                                           12.00         9/01/2001              6,200,000,000          4,900,816
                                                                                                             ------------------
                                                                                                                     5,514,641
                                                                                                             ------------------

TOTAL Italy                                                                                                         10,039,790
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Japan - 3.1%
--------------------------------------------------------
Government
--------------------------------------------------------
Kingdom of Spain                                          5.75%        3/23/2002                155,000,000  $       1,582,020
                                                                                                             ------------------

Other
--------------------------------------------------------
Glaxo Holdings                                            4.30         9/28/1998                 50,000,000            473,607
Interamer Development Bank                                6.00        10/30/2001                 80,000,000            820,970
KFW International Finance                                 6.00        11/29/1999                133,000,000          1,303,258
Kingdom of Belgium                                        5.00        12/17/1999                 80,000,000            764,626
                                                                                                             ------------------
                                                                                                                     3,362,461
                                                                                                             ------------------

TOTAL Japan                                                                                                          4,944,481
                                                                                                             ------------------

New Zealand - 5.3%
--------------------------------------------------------
Government
--------------------------------------------------------
Government Property Services                              7.25         3/15/1999                  2,000,000          1,395,221
Housing New Zealand                                       8.00        11/15/2006                  2,000,000          1,417,091
                                                                                                             ------------------
                                                                                                                     2,812,312
                                                                                                             ------------------
Other
--------------------------------------------------------
Fernz Capital                                             9.80         4/15/2002                  4,100,000          2,932,441
Fletcher Challenge                                       10.00         4/30/2005                  1,000,000            753,282
Fletcher Challenge                                       14.50         9/30/2000                    500,000            420,187
Fletcher Challenge Cvt                                   11.25        12/15/2002                  1,900,000          1,499,684
                                                                                                             ------------------
                                                                                                                     5,605,594
                                                                                                             ------------------

TOTAL New Zealand                                                                                                    8,417,906
                                                                                                             ------------------

Norway - 2.9%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Norway                                           7.00         5/31/2001                  5,500,000            922,249
Govt. of Norway                                           9.00         1/31/1999                  8,000,000          1,363,805
Govt. of Norway                                           9.50        10/31/2002                  7,400,000          1,386,614
                                                                                                             ------------------
                                                                                                                     3,672,668
                                                                                                             ------------------
Other
--------------------------------------------------------
Vital Forsikring                                          7.85         9/22/2003                  6,000,000            991,210
                                                                                                             ------------------

TOTAL Norway                                                                                                         4,663,878
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Spain - 5.7%
--------------------------------------------------------
Government
--------------------------------------------------------
Castilla Junta                                            8.30%       11/29/2001                 28,000,000  $         232,597
Junta de Andalucia                                       11.10        12/02/2005                248,000,000          2,407,098
Kingdom of Spain                                         10.10         2/28/2001                330,000,000          2,921,370
Kingdom of Spain                                         10.30         6/15/2002                270,000,000          2,465,633
Kingdom of Spain                                         12.25         3/25/2000                111,000,000          1,012,709
                                                                                                             ------------------
                                                                                                                     9,039,407
                                                                                                             ------------------
Sweden - 3.8%
--------------------------------------------------------
Government
--------------------------------------------------------
Kingdom of Sweden                                        13.00         6/15/2001                 22,400,000          4,217,569
Kingdom of Sweden #1036                                  10.25         5/05/2000                  9,700,000          1,636,752
                                                                                                             ------------------
                                                                                                                     5,854,321
                                                                                                             ------------------
Other
--------------------------------------------------------
Fulmar Mortgage Sec #1                                    7.65        11/01/2000                  1,473,300            215,543
                                                                                                             ------------------

TOTAL Sweden                                                                                                         6,069,864
                                                                                                             ------------------

United Kingdom - 9.7%
--------------------------------------------------------
Government
--------------------------------------------------------
UK Gilt Treasury                                          9.00         3/03/2000                    296,000            533,040
UK Treasury                                               7.50        12/07/2006                    660,000          1,128,861
UK Treasury                                               8.00        12/07/2000                  2,100,000          3,695,192
UK Treasury                                               8.50        12/07/2005                    800,000          1,458,624
                                                                                                             ------------------
                                                                                                                     6,815,717
                                                                                                             ------------------
Other
--------------------------------------------------------
Alliance And Leicester Bldg Soc.                          8.75        12/07/2006                  1,200,000          2,095,488
Birmingham Midshires Bldg Soc.                            9.13         1/05/2006                    750,000          1,323,724
Inco Ltd.                                                15.75         7/15/2006                    200,000            496,302
Mepc Plc                                                 12.00         6/30/2006                    750,000          1,595,370
Northern Rock Building Soc.                               9.38        10/17/2021                    950,000          1,694,709
Royal Bank of Scotland                                    9.63         6/22/2015                    350,000            644,140
Woolwich Building Society                                11.63        12/18/2001                    400,000            781,314
                                                                                                             ------------------
                                                                                                                     8,631,047
                                                                                                             ------------------

TOTAL United Kingdom                                                                                                15,446,764
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Yankee Bonds - 3.6%
--------------------------------------------------------
Cominco Ltd.                                              6.88%        2/15/2006                    525,000  $         501,170
Falconbridge Case Limited                                 7.35        11/01/2006                    550,000            555,649
Govt. of Argentina                                        6.63         3/31/2005                  2,891,000          2,515,170
Methanex Corp.                                            7.40         8/15/2002                    250,000            255,008
Methanex Corp.                                            7.75         8/15/2005                    450,000            462,375
Se Banken Perp 10Yr Step Up                               8.13         9/06/2049                    500,000            515,240
Tembec Finance Corp.                                      9.88         9/30/2005                  1,000,000            945,000
                                                                                                             --
                                                                                                               ----------------
TOTAL Yankee Bonds                                                                                                   5,749,612
                                                                                                             ------------------

U.S. Government Agency - 3.6%
--------------------------------------------------------

Pass Thru Securities - 3.6%
--------------------------------------------------------
FHLMC                                                     6.50     3/01/2026 - 3/01/2026            420,350            402,355
FHLMC                                                     7.00     3/01/2026 - 6/01/2026          3,083,048          3,023,917
FNMA                                                      7.00     5/01/2024 - 9/01/2025          1,224,900          1,200,251
GNMA                                                      9.00     6/15/2016 - 2/25/2027            195,263            209,279
Resolution Trust Corp. 1995 C1 Cl C                       6.90         2/25/2027                    500,000            488,594
RFC Ser 96 Hs2 Al                                         7.60         9/15/2012                    350,000            355,797
                                                                                                             --
                                                                                                               ----------------
TOTAL U.S. Government Agency                                                                                         5,680,193
                                                                                                             ------------------

U.S. Treasury Obligations - 6.0%
--------------------------------------------------------

Treasury Bonds - 1.4%
--------------------------------------------------------
U.S. Treasury Bond                                        6.50         8/15/2005                  1,500,000          1,509,615
U.S. Treasury Bond                                        8.13         8/15/2019                    605,000            699,816
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     2,209,431
                                                                                                             ------------------
Treasury Notes - 4.6%
--------------------------------------------------------
U.S. Treasury Note                                        5.63         1/31/1998                  1,000,000            999,530
U.S. Treasury Note                                        5.63        11/30/2000                  2,150,000          2,111,021
U.S. Treasury Note                                        5.75         8/15/2003                    700,000            679,000
U.S. Treasury Note                                        6.25         2/15/2003                    250,000            249,688
U.S. Treasury Note                                        6.38         3/31/2001                  1,075,000          1,082,224
U.S. Treasury Note                                        6.63         6/30/2001                    250,000            254,023
U.S. Treasury Note                                        6.88         5/15/2006                  1,350,000          1,391,135
U.S. Treasury Note                                        7.13                                       50,000             51,477
U.S. Treasury Note                                        6.13         7/31/2000                    500,000            500,000
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     7,318,098
                                                                                                             ------------------
TOTAL U.S. Treasury Obligations                                                                                      9,527,529
                                                                                                             ------------------

TOTAL BONDS and NOTES (Cost $139,643,662)                                                                          145,435,616
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Preferred Stock - 0.8%
--------------------------------------------------------
Fresenius Medical Care                                                                                  250  $         254,375
Newscorp Overseas Ltd. Ser B                                                                         20,000            457,500
Texaco Capital Llc                                                                                   14,000            302,750
Time Warner                                                                                             210            224,253
Wellsford Residential Property                                                                        3,000             76,500
                                                                                                             --
                                                                                                               ----------------
TOTAL Preferred Stock (Cost $1,370,251)                                                                              1,315,378
                                                                                                             ------------------
                                                                                              Principal
Purchased Options - 0.8%                                                                      Amount of
--------------------------------------------------------
--------------------------------------------------------
Deliver/Receive, Excercise Price, Expiration                                                  Contracts
--------------------------------------------------------                                   -----------------
BGB 7% Put/ Str 106.29, 4/24/97                                                                  90,000,000             29,520
BTPS 9.50% Put/ Str 108.47, 4/30/97                                                           4,500,000,000             13,500
BTPS 9.5% Put/ Str 107.44, 10/08/97                                                           4,600,000,000                  0
CAN 7% Call, Str 105.71, 1/16/97                                                                  1,000,000              6,273
CHF Put/AUD Call, Str .9725, 9/10/97                                                              1,900,000            112,015
CHF Put/GBP Call, Str 2.26, 9/25/97                                                               4,400,000             88,986
CHF Put/USD Call, Str 1.30, 1/31/97                                                               2,200,000             65,340
DBR 6.25% Call, Str 101.92, 10/20/97                                                              4,800,000             54,014
DBR 6.25% Call, Str 102.33, 5/9/97                                                                4,700,000             37,525
DBR 6.25% Call, Str 94.13, 2/6/97                                                                 3,700,000             29,064
DBR 6.25% Call, Str 96.00, 2/28/97                                                                5,100,000             21,185
DEM 8.375% Call, Str 114.62, 1/09/97                                                              6,600,000              4,283
DEM Put/ITL Call, Str 40.0000, 09/08/97                                                           4,500,000             98,735
DEM Put/USD Call, Str 1.5020, 09/05/97                                                            3,800,000            114,000
DEM Put/USD Call, Str 1.550, 4/22/97                                                              3,000,000             38,100
DGB 8% Call, Str 108.84, 3/17/97                                                                 13,700,000             30,935
FRF 6.5% Put/ Str 103.65, 4/16/97                                                                16,200,000             31,833
FRF Put/USD Call, Str 5.265, 3/20/97                                                              3,000,000             22,500
FRF Put/USD Call, Str 5.3000, 12/01/97                                                            3,000,000             40,800
ITL 9.5% Call, Str 109.68, 3/6/97                                                             3,700,000,000             29,600
ITL 9.5% Put/ Str 102.07, 1/10/97                                                             4,454,000,000                  0
JGB 6.4% Call, Str 120.603, 2/5/97                                                              800,000,000              2,400
JPY 4.8% Call, Str 115.912, 2/03/97                                                             860,000,000              8,600
JPY Put/AUD Call, Str 86.0000, 9/10/97                                                          200,000,000             94,800
JPY Put/ITL Call, Str 14.5000, 09/08/97                                                         300,000,000            176,400
JPY Put/USD Call, Str 120.00, 1/05/98                                                             3,000,000             38,700
SPGB 8.40% Call, Str 107.910, 2/19/97                                                           280,000,000             32,200
SPGB 8.40% Put/ Str 105.65, 4/30/97                                                             370,000,000              5,550
UKT 7.5% Call, Str 99.0625, 2/14/97                                                               1,500,000             35,310
USD Put/MXP Call, Str 9.12, 9/30/97                                                               1,300,000             54,860
                                                                                                             --
                                                                                                               ----------------
Total Purchased Options (Premium Paid $1,249,755)                                                                    1,317,028
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Short-Term Investments - 5.4%
--------------------------------------------------------

U.S. Government Agency - 1.9%
--------------------------------------------------------
FNMA                                                      5.50%        1/15/1997                  3,000,000  $       2,989,917
                                                                                                             ------------------

Repurchase Agreements - 3.6%
--------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $5,675,519 (Collateralized by
FNMA FNAR with a rate of 6.084% and a maturity date of
12/01/35 with a market value of $5,787,191.                                                       5,673,716          5,673,716
                                                                                                             ------------------

TOTAL Short-Term Investments (Cost $8,663,633)                                                                       8,663,633
                                                                                                             ------------------

TOTAL INVESTMENTS  (Cost $150,927,301) - 98.1%                                                                     156,731,655
                                                                                              Principal
Written Options - (0.2%)                                                                      Amount of
--------------------------------------------------------
--------------------------------------------------------
Deliver/Receive, Excercise Price, Expiration                                                  Contracts
--------------------------------------------------------                                   -----------------
AUD Put/CHF Call, Str .9060, 9/10/97                                                              1,900,000             (7,940)
AUD Put/JPY Call, Str 79.0000, 9/10/97                                                          200,000,000            (12,200)
DBR 6.25% Call, Str 101.92, 4/18/97                                                               4,800,000            (49,546)
DBR 6.25% Put/ Str 101.60, 4/16/97                                                                4,800,000            (30,538)
DBR 6.25% Put/ Str 101.650, 4/24/97                                                               4,400,000            (29,704)
DBR 8.25% Put/ Str 112.420, 2/19/97                                                               3,400,000             (3,754)
DBR 8.25% Put/ Str 113.57, 4/30/97                                                                4,400,000            (37,418)
DBR 8.25% Put/ Str 113.58, 4/30/97                                                                4,500,000            (45,572)
DEM 6.25% Put/ Str 101.95, 1/08/97                                                                4,700,000               (611)
DGB 8% Call, Str 111.84, 3/17/97                                                                 13,700,000             (8,138)
DGB 8% Put/ Str 105.84, 3/17/97                                                                  13,700,000             (6,275)
GBP Put/CHF Call, Str 1.835, 9/25/97                                                              3,700,000             (3,315)
ITL 9.5% Call, Str 111.68, 3/6/97                                                             3,700,000,000             (7,400)
ITL 9.5% Put/ Str 107.68, 3/6/97                                                              3,700,000,000             (3,700)
ITL Put/DEM Call, Str 1080.00, 09/08/97                                                           4,500,000             (8,762)
ITL Put/JPY Call, Str 15.1000, 09/08/97                                                         300,000,000            (19,500)
JPY Put/USD Call, Str 105.00, 1/05/98                                                             3,000,000            (38,700)









                                                                                              Principal
                                                                                              Amount of               Value
Security                                                   Rate             Maturity          Contracts              (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------


Written Options - (0.2%)
--------------------------------------------------------
--------------------------------------------------------
Deliver/Receive, Excercise Price, Expiration
--------------------------------------------------------                                   -----------------
UKT 7.5% Call, Str 102.0625, 2/14/97                                                              1,500,000             (7,224)
USD Put/CHF Call, Str 1.22, 1/31/97                                                               2,200,000             (1,100)
USD Put/CHF Call, Str 1.42, 3/20/97                                                               3,000,000             (9,000)
USD Put/DEM Call, Str 1.3800, 09/05/97                                                            3,800,000            (15,960)
USD Put/DEM Call, Str 1.425, 4/22/97                                                              3,000,000             (7,200)
                                                                                                             --
                                                                                                               ----------------
Total Written Options (Premium Received $846,428)                                                                     (353,557)
                                                                                                             ------------------

Other Assets less Liabilities - 2.2%                                                                                 3,436,400
                                                                                                             ------------------

NET ASSETS - 100.0%                                                                                          $     159,814,498
                                                                                                             ==================

Notes to the Schedule of Investments:

*      Non-income producing security.

144A - Securities exempt from registration under Rule 144A of the                               AUD  Australian Dollar
            Securities Act of 1933.  These securities may be resold in                          DEM  German Mark
            transactions exempt from registration.                                              GBP  British Pound Sterling
                                                                                                ITL    Italian Lira
FNMA  Federal National Mortgage Association                                                     JPY  Japanese Yen
GNMA Government National Mortgage Association                                                   USD  United States Dollar

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                      Statement of Assets and Liabilities
                               December 31, 1996


Assets
    Investments, at value (Note 1A) (identified cost, $150,927,301)                                      $    156,731,655
    Foreign currency, at value (cost, $110,460)                                                                   123,265
    Unrealized appreciation on interest rate swap contracts (Note 5)                                                4,236
    Unrealized appreciation on forward foreign currency exchange contracts (Note 5)                             1,949,833
    Receivable for investments sold                                                                             1,556,512
    Interest and dividends receivable                                                                           3,649,745
    Deferred organization expenses (Note 1F)                                                                       85,593
                                                                                                           ---------------
       Total assets                                                                                           164,100,839

Liabilities
    Payable for investments purchased                                                 $     1,729,890
    Unrealized depreciation on forward foreign currency
       exchange contracts (Note 5)                                                          2,056,631
    Options written, at value (premiums received $848,428) (Note 5)                           353,554
    Accrued trustee fees                                                                          460
    Payable to Investment Adviser (Note 1F)                                                    98,922
    Accrued expenses and other liabilities                                                     46,884
                                                                                        --------------
       Total liabilities                                                                                        4,286,341
                                                                                                           ---------------

Net Assets (applicable to investors' beneficial interests)                                               $    159,814,498
                                                                                                           ===============



                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                            Statement of Operations
            For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996

Investment Income (Note 1C)
        Interest Income                                                                                  $     7,969,915
        Dividend income (net of withholding tax of $1,890)                                                        59,537
                                                                                                           --------------
            Total income                                                                                       8,029,452

Expenses
        Investment advisory fee (Note 2)                                              $       412,216
        Custodian and accounting fees                                                         188,499
        Legal and audit services                                                               21,197
        Amortization of organization expenses (Note 1F)                                        10,067
        Insurance expense                                                                       3,957
        Trustee fees                                                                            3,288
        Miscellaneous                                                                              28
                                                                                        --------------
            Total expenses                                                                                       639,252
                                                                                                           --------------

               Net investment income (loss)                                                                    7,390,200
                                                                                                           --------------

Realized and Unrealized Gain (Loss)
        Net realized gain (loss)
            Investment securities                                                           4,568,890
            Financial futures                                                                  58,443
            Written options                                                                 1,036,045
            Foreign currency and forward foreign
               currency exchange contracts                                                   (791,430)
                                                                                        --------------
                   Net realized gain (loss)                                                                    4,871,948

        Change in unrealized appreciation (depreciation)
            Investment securities                                                           7,230,451
            Financial futures                                                                  (2,911)
            Written options                                                                   218,147
            Foreign currency transactions and forward foreign
               currency contracts                                                          (1,072,612)
                                                                                        --------------
                   Change in net unrealized appreciation (depreciation)                                        6,373,075
                                                                                                           --------------

                   Net realized and unrealized gain (loss)                                                    11,245,023
                                                                                                           --------------

                   Net increase (decrease) in net assets from operations                                 $    18,635,223
                                                                                                           ==============

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                       Statement of Changes in Net Assets
            For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996


Increase (Decrease) in Net Assets:

     From operations
        Net investment income (loss)                                                                      $       7,390,200
        Net realized gain (loss)                                                                                  4,871,948
        Change in net unrealized appreciation (depreciation)                                                      6,373,075
                                                                                                            ----------------
            Net increase (decrease) in net assets from operations                                                18,635,223
                                                                                                            ----------------


     Capital transactions -
        Assets contributed by Standish Global Fixed Income Fund at
            commencement (including unrealized depreciation of $266,576)                                        149,438,650
        Contributions                                                                                             3,371,618
        Withdrawals                                                                                             (11,630,993)
                                                                                                            ----------------
         Increase in net assets resulting from capital transactions                                             141,179,275
                                                                                                            ----------------

            Total increase (decrease) in net assets                                                             159,814,498

Net Assets:
     At beginning of period                                                                                                     -
                                                                                                            ----------------

     At end of period                                                                                     $     159,814,498
                                                                                                            ================

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                               Supplementary Data
            For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996







Ratios (to average daily net assets):
     Expenses                                 0.62% *
     Net investment income                    7.17% *

Portfolio Turnover                            111 %

*    Annualized

                           Notes to Financial Statements


(1)       Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Portfolio (the "Portfolio") is a separate non-diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B.   Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreements' underlying investments to ensure the existence of a proper level of collateral.

     C.   Securities transactions and income--
         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


     D.   Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E.   Foreign currency transactions--
         Investment security valuations, other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     F.   Deferred organization expense--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April, 2001. These costs were paid for by the Investment Adviser and will be reimbursed by the Portfolio.

(2)       Investment Advisory Fee:

         The investment advisory fee paid to Standish International Management Company, L.P. (SIMCO) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. The advisory agreement provides that if the total annual operating expenses of the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) in any fiscal year exceed 0.65% of the Portfolio's average daily net assets, the compensation due the adviser shall be reduced by the amount of the excess. The Portfolio pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Portfolio from SIMCO. Certain of the trustees and officers of the Portfolio Trust are limited partners or officers of SIMCO.

(3)       Purchases and Sales of Investments:
         Purchases and proceeds from sales of investments, other than short-term investments, were as follows:

                                       Purchases              Sales

U.S. Government Securities               $21,783,105          $18,434,880
                                   ==================   ==================

Non-U.S. government securities          $135,364,765         $142,691,893
                                   ==================   ==================




(4)       Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:


Aggregate cost                                       $151,018,224


Gross unrealized appreciation                          $7,158,802
Gross unrealized depreciation                          (1,445,371)
                                               ===================
      Net unrealized appreciation                      $5,713,431
                                               ===================




(5)       Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Portfolio trades the following financial instruments with off-balance sheet risk:

           Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the period May 3, 1996 through December 31, 1996 is as follows:

                                      Written Put Option Transactions
------------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts              Premiums
                                                                        ------------------     -------------------

Outstanding, beginning of period                                                0            $         0
        Options contributed by Standish Global Fixed Income Fund                7                   169,988
        Options written                                                        29                   973,706
        Options exercised                                                       0                      0
        Options expired                                                       (11)                 (259,153)
        Options closed                                                        (16)                 (465,951)
                                                                        ------------------     -------------------

Outstanding, end of period                                                      9            $      418,590
                                                                        ==================     ===================

                                        Written Call Option Transactions
------------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts              Premiums
                                                                        ------------------     -------------------

Outstanding, beginning of period                                                0            $         0
        Options contributed by Standish Global Fixed Income Fund                9                   278,244
        Options written                                                        13                   230,699
        Options exercised                                                      (4)                  (40,198)
        Options expired                                                        (6)                 (215,150)
        Options closed                                                         (4)                  (74,936)
                                                                        ------------------     -------------------

Outstanding, end of period                                                      8            $      178,659
                                                                        ==================     ===================

                                   Written Cross Currency Option Transactions
------------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts              Premiums
                                                                        ------------------     -------------------

Outstanding, beginning of period                                                0            $         0
        Options contributed by Standish Global Fixed Income Fund                5                   214,415
        Options written                                                        12                   538,734
        Options exercised                                                       0                      0
        Options expired                                                        (2)                  (22,296)
        Options closed                                                        (10)                 (479,674)
                                                                        ------------------     -------------------

Outstanding, end of period                                                      5            $      251,179
                                                                        ==================     ===================



           Forward currency exchange contracts--
         The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts are used by the fund primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. At December 31, 1996, the Portfolio held the following forward foreign currency and cross currency exchange contracts:

Forward Foreign Currency Contracts
                                                           U.S. $         U.S. $          U.S. $
                       Local Principal    Contract        Aggregate       Market         Unrealized
Contracts to Receive      Amount         Value Date       Face Amount      Value         Gain/(Loss)
-------------------------------------   --------------   ---------------------------     ----------
Australian Dollar          1,968,624      02/06/97        $1,606,397     $1,562,995       ($43,402)
Canadian Dollar              973,071      02/10/97           727,911        711,637        (16,274)
Deutsche Mark                 76,106      08/01/97            51,869         50,123         (1,746)
Danish Krone              26,994,372    1/24-8/04/97       4,584,586      4,602,239         17,653
Finnish Markka             3,000,000      01/08/97           666,229        652,420        (13,809)
British Pound Sterling       170,640      01/21/97           272,301        292,004         19,703
Greek Drachma                330,000      08/01/97             1,289          1,294              5
Italian Lira           8,550,157,352    1/2-08/01/97       5,563,438      5,616,580         53,142
Japanese Yen             357,520,493      03/13/97         3,255,514      3,109,820       (145,694)
Norwegian Krone            4,198,318      01/13/97           647,889        659,381         11,492
Swedish Krona              9,773,094     01/08-5/19/97     1,440,248      1,438,487         (1,761)
                                                         ============   ============     ==========
Total                                                    $18,817,671    $18,696,980      ($120,691)
                                                         ============   ============     ==========

                                                           U.S. $         U.S. $
                       Local Principal    Contract        Aggregate       Market         Unrealized
Contracts to Deliver      Amount         Value Date       Face Amount      Value         Gain/(Loss)
-------------------------------------   --------------   ---------------------------     ----------
Australian Dollar          5,564,895    2/6 -3/27/97      $4,387,888     $4,418,117       ($30,229)
Canadian Dollar            1,858,940    2/10-2/28/97       1,371,612      1,359,885         11,727
Deutsche Mark             19,221,344     1/9 -8/1/97      12,647,773     12,559,870         87,903
Danish Krone              79,261,348     1/10 -6/16/97    13,696,987     13,515,797        181,190
Spanish Peseta         1,116,304,341     1/29 -6/20/97     9,113,425      8,963,643        149,782
Finnish Markka            21,848,005    1/8 -5/27/97       4,867,736      4,793,148         74,588
British Pound Sterling     8,995,340    1/7 -3/27/97      14,521,450     15,384,265       (862,815)
Irish Punt                 4,299,602     1/17 - 2/24/97    7,079,388      7,279,007       (199,619)
Italian Lira           22,211,312,715    1/2 -4/2/97      14,489,880     14,587,898        (98,018)
Japanese Yen             911,375,320    2/5 - 3/13/97      8,530,342      7,911,191        619,151
Norwegian Krone           37,922,644     1/13 - 7/21/97    5,966,992      6,012,291        (45,299)
New Zealand Dollar        11,420,989     1/13 -2/18/97     7,995,744      8,052,466        (56,722)
Swedish Krona             55,515,560     1/8- 6/5/97       8,318,178      8,150,674        167,504
European Currency Unit     1,040,508    1/7 -2/12/97       1,311,016      1,305,547          5,469
                                                         ------------   ------------     ----------
Total                                                    $114,298,414   $114,293,800        $4,612
                                                         ============   ============     ==========

Forward Foreign Cross Currency Contracts                   U.S. $        Contract         U.S. $
                          U.S. $         In Exchange       Market          Value         Unrealized
Contracts to Deliver     Market Value        For            Value          Date          Gain/(Loss)
------------------------------------------------------   ------------   ------------     ----------
Swiss Franc             $1,712,323      Norwegian Krone   $1,923,399     07/21/97         $211,076
Swiss Franc              1,831,586      Danish Krone       1,987,701     08/04/97          156,116
Deutsche Mark            1,017,606      Italian Lira       1,061,541     08/01/97           43,935
Deutsche Mark            1,975,779      Greek Drachma      2,061,458     08/01/97           85,679
Danish Krone             2,007,313      Swiss Franc        1,831,586     08/04/97         (175,727)
French Franc             2,981,555      Czech Koruna       2,999,666     08/27/97           18,111
Greek Drachma            2,062,752      Deutsche Mark      1,975,779     08/01/97          (86,973)
Italian Lira             2,123,083      Deutsche Mark      1,975,779     08/01/97         (147,304)
Norgewian Krone          1,843,564      Swiss Franc        1,712,325     07/21/97         (131,239)
Finnish Markka            652,420       Swedish Krona        688,028     01/08/97           35,608
                       --------------                    ------------                    ----------
Total                   $18,207,981                      $18,217,262                        $9,282
                       ==============                    ============                    ==========

           Futures contracts--
         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. At December 31, 1996, the Portfolio held no following futures contracts.

           Interest rate swap contracts--
         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. The Portfolio expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. At December 31, 1996, the Portfolio held an interest rate swap contract with a notional amount of 2,250,000 Deutsche Marks and an expiration date of 12/16/2000, which had unrealized appreciation of $4,236.

                           Independent Auditors' Report

To the  Trustees of  Standish,  Ayer & Wood Master  Portfolio  and  Investors of
Standish Global Fixed Income Portfolio: We have audited the accompanying statement of assets and liabilities of Standish Global Fixed Income Portfolio, including the portfolio of investments, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Global Fixed Income Portfolio as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund II

                       Financial Statements for the Period
               from December 23, 1996 (Commencement of operations)
                              to December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                               Management Discussion

Launched in December, 1996, the Standish Small Capitalization Equity Fund II focuses on stocks of companies with a market capitalization under $1 billion. The average market capitalization as of 12/31/96 was $525 million.

The Standish Small Capitalization Equity Fund II is oriented toward high quality, rapidly growing companies. The emphasis is on investing in firms which are experiencing accelerating revenue growth and expanding profit margins. We seek companies with very strong business positions, operating in attractive industries, which have solid balance sheets. We also look for experienced management teams motivated by meaningful equity incentives. Finally, there is a sensitivity to the price at which we buy the stock: we prefer to buy a stock where the price-to-earnings ratio is less than the company's sustainable earnings growth rate.

The focus on sustainable rapidly growing companies leads to above average weightings in technology, healthcare and business services--three sectors which are likely to be growth leaders over the next 5-10 years.

We sincerely appreciate your interest in the Standish Small Capitalization Equity Fund II.





Nicholas S. Battelle

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II


                       Statement of Assets and Liabilities
                                December 31, 1996

Assets:
     Investment in Standish Small Capitalization Equity Portfolio II (Portfolio) at value (Note 1A)      $       484,168
     Deferred organization costs (Note 1D)                                                                         9,180
     Receivable from Investment Adviser (Note 3)                                                                   7,588
                                                                                                           --------------
        Total assets                                                                                             500,936


Liabilities:
     Payable to investment adviser (Note 1D)                                         $          9,221
     Accrued accounting, custody and transfer agent fees                                          672
     Accrued trustees fees                                                                         85
     Accrued legal and audit fees                                                               6,790
                                                                                       ---------------
        Total liabilities                                                                                         16,768
                                                                                                           --------------


Net Assets                                                                                               $       484,168
                                                                                                           ==============


Net Assets consist of:
     Paid-in capital                                                                                     $       475,000
     Undistributed net investment income                                                                             198
     Net unrealized appreciation                                                                                   8,970
                                                                                                           ==============
        Total                                                                                            $       484,168
                                                                                                           ==============

Shares of beneficial interest outstanding                                                                         23,750
                                                                                                           ==============

Net asset value, offering price and redemption price per share                                          $          20.39
                                                                                                           ==============
     (Net assets/Shares outstanding)


                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                             Statement of Operations


      For the period December 23, 1996 (commencement of operations) through
                                December 31, 1996

Investment Income (Note 1B):
     Interest income allocated from Portfolio                                                            $            198
     Expenses allocated from Portfolio (net of Portfolio level reimbursement of $15,784)                                0
                                                                                                           ---------------
        Total income                                                                                                  198

Expenses:
        Accounting, custody and transfer agent fees                                               672
        Legal and audit services                                                                6,790
        Amortization of deferred organization costs (Note 1D)                                      41
        Trustees fees                                                                              85
                                                                                        --------------
            Total expenses                                                                      7,588

        Deduct:
        Reimbursement of Fund operating expenses                                               (7,588)
                                                                                        --------------

            Net expenses                                                                                                0
                                                                                                           ---------------

               Net Investment Income (loss)                                                                           198

Realized and Unrealized Gain (Loss):

        Change in unrealized appreciation from Portfolio                                                            8,970
                                                                                                           ---------------

                   Net increase (decrease) in net assets resulting from operations                       $          9,168
                                                                                                           ===============


                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                       Statements of Changes in Net Assets

      For the period December 23, l996 (commencement of operations) through
                                December 31, l996






Increase (Decrease) in Net Assets:
From operations
     Net investment income                                                                               $            198
     Change in net unrealized appreciation                                                                          8,970
                                                                                                           ---------------
        Net increase (decrease) in net assets from operations                                                       9,168
                                                                                                           ---------------


Fund share transactions, (Note 4)
     Net proceeds from sale of shares                                                                             475,000
     Net asset value of shares issued to shareholders
        in payment of distributions declared                                                                                 -
     Cost of shares redeemed                                                                                                 -
                                                                                                           ---------------
Increase (decrease) in net assets from Fund share transactions                                                    475,000
                                                                                                           ---------------

        Net increase (decrease) in net assets                                                                     484,168

Net Assets:
     At beginning of period                                                                                             0
                                                                                                           ---------------

     At end of period (including undistributed net investment income of $198 at December 31, 1996)       $        484,168
                                                                                                           ===============




                     Standish, Ayer & Wood Master Portfolio
                  Standish Small Capitalization Equity Fund II


                              Financial Highlights


                                                                               For the period December 23, 1996
                                                                               (commencement of operations)
                                                                                to December 31, 1996
                                                                                ---------------------------

Net asset value-beginning of period                                                        $20.00
                                                                                -----------------

Income from investment Operations

     Net investment income (1)                                                               0.00
     Net realized and unrealized gain (loss
        on investments                                                                       0.39
                                                                                -----------------

        Total from investment operations                                                     0.39
                                                                                -----------------

Net asset value - end of period                                                            $20.39
                                                                                =================


Net Assets at end of period (000 omitted)                                                    $484

Ratios (to average daily net assets)/Supplemental Data:

     Expenses (1) *                                                                            N/A (2)
     Net Investment income*                                                                    N/A (2)


* Computed on annualized basis
(1)  Includes the Fund's share of Standish Small Capitalization Equity Portfolio II's allocated expenses.
(2)  Ratios are not meaningful due to the short period of operations.  All expenses were reimbursed by the investment adviser.

                           Notes to Financial Statements

(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund II (the "Fund") is a separate diversified investment series of the Trust. The Fund invests all of its investable assets an interest of the Standish Small Capitalization Equity Portfolio II ( the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio ( the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. .Securities transactions and income--
         Securities transactions are recorded as of the trade date. The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

     C. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     D. .Deferred organization expense--
         Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight-line basis through December 2002. These costs were paid for by the investment adviser and will be reimbursed by the Portfolio.

     F.  Other-
         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the respective investors in the Portfolio.

(2).....Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(3).....Investment Advisory Fee:

         The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood (SA&W) for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. For the period ended December 31, 1996, the investment adviser voluntarily agreed to limit the operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.00% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to reimburse the Fund for its operating expenses of $7,588 for the period ended December 31, 1996. The Fund pays no compensation directly to its trustees who are affiliated with the investment adviser or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4) ....Investment Transactions:

         Increases and decreases in the Fund's investment in the Portfolio for the period from December 23, 1996 to December 31, 1996 aggregated $475,000 and $0, respectively.

(5) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows: At December 31, 1996, substantially all of the outstanding shares of the Fund were owned by individuals affiliated with SA&W.

                                                      For the Period
                                                    December 23, 1996
                                              (commencement of operations) to
                                                    December 31, 1996
                                           -----------------------------------

Shares sold                                                    23,750
Shares issued to shareholders
      in payment of distribution declared                           -
Shares redeemed                                                     -
                                                  ====================
      Net increase (decrease)                                  23,750
                                                  ====================

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund II: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund II (the "Fund"), as of December 31, 1996 and the related statement of operations, the statement of changes in net assets and financial highlights for the period from December 23, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund II as of December 31, 1996, the results of its operations, changes in its net assets and financial highlights for the period from December 23, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                   Standish Small Capitalization II Portfolio
                            Portfolio of Investments
                                December 31, 1996

                                                                                                            Value
Security                                                                                       Shares     (Note 1A)
-------------------------------------------------------------------------                   ---------- --------------

Equities - 96.1%
-------------------------------------------------------------------------

Basic Industry - 1.1%
-------------------------------------------------------------------------
OM Group Inc.                                                                                     200          5,400
                                                                                                       --------------

Capital Goods - 5.7%
-------------------------------------------------------------------------
BE Aerospace Inc.*                                                                                300          8,138
Littelfuse Inc.*                                                                                  100          4,850
Newpark Resources Inc.*                                                                           200          7,450
Philip Environmental Inc.*                                                                        500          7,250
                                                                                                       --
                                                                                                         ------------
                                                                                                              27,688
                                                                                                       --------------
Consumer Stable - 4.9%
-------------------------------------------------------------------------
Arbor Drugs Inc.                                                                                  300          5,213
Hughes Supply Inc.                                                                                200          8,625
Martek Biosciences*                                                                               300          6,000
Robert Mondavi Corp.  Cl A*                                                                       100          3,650
                                                                                                       --
                                                                                                         ------------
                                                                                                              23,488
                                                                                                       --------------
Growth Cyclical - 4.9%
-------------------------------------------------------------------------
Abercrombie & Fitch Co.       *                                                                   300          4,950
Apple South Inc.                                                                                  300          4,050
Eagle Hardware & Garden Inc.*                                                                     200          4,150
Scientific Games Holdings Corp.*                                                                  400         10,700
                                                                                                       --
                                                                                                         ------------
                                                                                                              23,850
                                                                                                       --------------
Health Care - 24.3%
-------------------------------------------------------------------------
Access Health, Inc.*                                                                              200          8,950
Agouron Pharmaceuticals Inc.*                                                                     100          6,775
American Homepatient Inc.*                                                                        200          5,450
American Medical Response Inc.*                                                                   200          6,500
Curative Health Services, Inc.*                                                                   400         11,075
Genesis Health Ventures Inc.*                                                                     200          6,225
HCIA Inc.*                                                                                        300         10,350
Neurogen Corp*                                                                                    400          7,700
Orthodontic Centers of America   *                                                                600          9,600





                                                                                                            Value
Security                                                                                       Shares     (Note 1A)
-------------------------------------------------------------------------                   ---------- --------------

Health Care - (continued)
-------------------------------------------------------------------------

Physician Sales & Service*                                                                        500  $       7,188
Rotech Medical Corp.*                                                                             400          8,400
Sepracor Inc.*                                                                                    400          6,650
Sofamor/Danek Group, Inc.*                                                                        200          6,100
Sunrise Assisted Living Inc.*                                                                     300          8,363
Vertex Pharmaceuticals Inc.*                                                                      200          8,050
                                                                                                       --
                                                                                                         ------------
                                                                                                             117,376
                                                                                                       --------------
Services - 33.4%
-------------------------------------------------------------------------
Affiliated Computer Services Cl A*                                                                200          5,950
American Management Systems Inc.*                                                                 400          9,800
American Radio Systems Corp.*                                                                     200          5,450
Bet Holdings Inc. Cl A*                                                                           200          5,750
Coach USA Inc.*                                                                                   300          8,700
Central Parking Corp.                                                                             300         10,050
Compdent Corporation*                                                                             300         10,575
Computer Horizons Corp.*                                                                          300         11,550
Computer Task Group Inc.                                                                          200          8,625
CRA Managed Care Inc.*                                                                            100          4,500
Devry Inc.*                                                                                       300          7,048
Emmis Broadcasting Corp.  Cl A*                                                                   200          6,550
Evergreen Media Corporation*                                                                      200          5,000
Fair Issac & Company Inc.                                                                         200          7,825
Globalstar Telecommunications*                                                                    200         12,600
Healthplan Services Corp.*                                                                        300          6,338
Norrell Corp.                                                                                     400         10,900
Quickresponse Services Inc.*                                                                      200          5,700
Scandinavian Broadcast Systems*                                                                   600         10,425
Technology Solutions Company*                                                                     200          8,300
                                                                                                       --
                                                                                                         ------------
                                                                                                             161,636
                                                                                                       --------------
Technology - 21.8%
-------------------------------------------------------------------------
Comverse Technology Inc.*                                                                         100          3,781
Credence Systems Corp.*                                                                           200          4,025
Dallas Semiconductor Corp.                                                                        200          4,600
Fusion Systems Corp.*                                                                             300          6,375
Gasonics Intl Corp.*                                                                              400          4,100
Geoworks*                                                                                         300          7,350
Hadco Corporation*                                                                                200          9,800
Industry Group Inc.*                                                                              300          7,725
JDA Software Group Inc.*                                                                          300          8,550



                                                                                                            Value
Security                                                                                       Shares     (Note 1A)
-------------------------------------------------------------------------                   ---------- --------------

Technology - (continued)
-------------------------------------------------------------------------
Natural Microsystems Corp.*                                                                       300  $       9,450
Photronics Inc.*                                                                                  300          8,175
PRI Automation Inc.*                                                                              100          4,550
Sanmina Corp.*                                                                                    100          5,650
Systemsoft Corp.*                                                                                 600          8,925
Vanstar Corporation*                                                                              300          7,350
Zygo Corp.*                                                                                       100          5,200
                                                                                                       --
                                                                                                         ------------
                                                                                                             105,606
                                                                                                       --------------
Total Equities (Cost $456,074)                                                                               465,044
                                                                                                       --------------

Total INVESTMENTS  (Cost $456,074) - 96.1%                                                                   465,044

Other Assets less Liabilities - 3.9%                                                                          19,124
                                                                                                       --------------

NET ASSETS - 100.0%                                                                                    $     484,168
                                                                                                       ==============

Notes to the Schedule of Investments:

*      Non-income producing security.

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
     Investments, at value (Note 1A) (identified cost, $456,074)                                        $       465,044
     Cash                                                                                                        18,917
     Interest receivable                                                                                            198
     Receivable from Investment Adviser                                                                          15,722
     Deferred organization costs (Note 1C)                                                                       30,602
                                                                                                          --------------
        Total assets                                                                                            530,483


Liabilities:
     Payable to investment adviser (Note 1E)                                         $        30,737
     Accrued investment advisory fee (Note 2)                                                     62
     Accrued expenses and other liabilities                                                   15,516
                                                                                       --------------
        Total liabilities                                                                                        46,315
                                                                                                          --------------


Net Assets (applicable to investors' beneficial interest)                                               $       484,168
                                                                                                          ==============



                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                             Statement of Operations
          For the period December 23, 1996 (commencement of operations)
                            through December 31, l996

Investment Income
        Interest income                                                                                 $           198

Expenses
        Investment advisory fee (Note 2)                                            $             62
        Trustees fees                                                                            100
        Amortization of organization costs (note 1F)                                              94
        Legal and audit services                                                              14,500
        Custody fees                                                                           1,002
        Miscellaneous                                                                             26
                                                                                      ---------------
            Total expenses                                                                                       15,784

        Waiver of investment advisory fee                                           $            (62)
        Reimbursement of operating expenses                                                  (15,722)
                                                                                      ---------------
            Total waiver of investment advisory fee and reimbursement of operating expenses                     (15,784)

            Net expenses                                                                                              0
                                                                                                          --------------

               Net investment income (loss)                                                                         198
                                                                                                          --------------

Realized and Unrealized Gain (Loss):

     Change in unrealized appreciation (depreciation) on investments                                              8,970
                                                                                                          --------------

               Net increase (decrease) in net assets from operations                                    $         9,168
                                                                                                          ==============



                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II


                       Statement of Changes in Net Assets
      For the period December 23, 1996 (commencement of operations) thorugh
                                December 31, 1996


Increase (Decrease) in Net Assets

     From operations
        Net investment income (loss)                                                                     $           198
        Change in net unrealized appreciation (depreciation)                                                       8,970
                                                                                                           --------------
            Increase in net assets from operations                                                                 9,168


     Capital transactions

        Contributions                                                                                            475,000
        Withdrawals                                                                                                          -
                                                                                                           --------------
        Increase (Decrease) in net assets resulting from capital transactions                                    475,000


            Total increase (decrease) in net assets                                                              484,168

Net Assets:
     At beginning of period                                                                                                  -
                                                                                                           --------------

     At end of period                                                                                    $       484,168
                                                                                                           ==============

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                               Supplementary Data
          For the period December 23, 1996 (commencement of operations)
                            through December 31, 1996







Ratios (to average daily net assets):
     Expenses                                                        N/A  *
     Net investment income                                           N/A  *

Average broker commission per share                            $0.2000(1)

Portfolio turnover                                                0.00%

* Ratios are not meaningful due to the short period of operations. All expenses were reimbursed by the Investment Adviser.

(1) Amount represents the average commission paid per share to brokers on the purchase and sale of portfolio securities.

                           Notes to Financial Statements

(1) ....Significant Accounting Policies:

         Standish,  Ayer & Wood Master  Portfolio  (the  "Portfolio  Trust") was
         organized as a master trust fund under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Portfolio II (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A...Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B...Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C...Securities transactions and income--
         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D...Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E...Deferred Organizational Expenses--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis through December 2001. These costs were paid for by the investment adviser and will be reimbursed by the portfolio.

(2).....Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. For the period ended December 31, 1996, the investment adviser voluntarily agreed to limit the Portfolio's operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.00% of the Portfolio's average daily net assets. Such expenses for the period ended December 31, 1996 were $15,784 and were reimbursed by the investment adviser. The Portfolio pays no compensation directly to its trustees who are affiliated with the investment adviser or to its officers, all of whom receive remuneration for their services to the Portfolio from the investment adviser. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3).....Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                      Purchases              Sales

Investments                                $456,074                   $0
                                 ===================  ===================



(4).....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:


Aggregate cost                                                    $456,074


Gross unrealized appreciation                                      $16,214
Gross unrealized depreciation                                       (7,244)
                                                         ==================
      Net unrealized appreciation (depreciation)                    $8,970
                                                         ==================

                           Independent Auditors' Report

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Small Capitalization Equity Portfolio II: We have audited the accompanying statement of assets and liabilities of Standish Small Capitalization Equity Portfolio II, including the portfolio of investments, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from December 23, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data data present fairly, in all material respects, the financial position of Standish Small Capitalization Equity Portfolio II as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

Investors Bank and Trust
Dublin, Ireland




                                                      March 6, 1997

VIA EDGAR

Securities and Exchange Commission
Office of Filings, Information and Consumer Services
450 Fifth Street, NW
Washington, DC 20549

RE:  Standish Ayer & Wood Investment Trust (the "Trust")
        File No. 811 - 4813

Ladies and Gentlemen:

         Pursuant to Rule 30(b)(2) under the Investment Company Act of 1940, as amended, we are transmitting via EDGAR the semi-annual reports for Standish Equity Fund Series, Standish Small Capitalization Equity Fund Series, Standish Fixed Income Fund Series, and Standish Global Fixed Income Fund Series (the "Funds") for the period ended December 31, 1996. The Funds represent a portion of the portfolios of the Trust.

         If you have any questions, please telephone the undersigned at 011-353-1-475-2211 Thank you for your assistance with this matter.





                                                        Very truly yours,



                                                        Raymond O'Neil
                                                        Trust Administrator



cc:  Kevin Connerty, Denise Kneeland, Basil Murray